UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23824

Stone Ridge Trust VIII

(Exact name of registrant as specified in charter)

One Vanderbilt Avenue, 65th Floor

New York, New York 10017
(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

One Vanderbilt Avenue, 65th Floor

New York, New York 10017
(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: July 31, 2025

Date of reporting period: July 31, 2025

Item 1. Reports to Stockholders.

(a)

Annual Report
July 31, 2025

Stone Ridge Art Risk Premium Fund

STONE RIDGE ART RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

Total Return Based on a $15,000,000 Investment
$17,000,000
$16,500,000
$16,000,000
$15,500,000
$15,000,000
$14,500,000
$16,811,500
$15,705,000
Mar. 28, 2023
Jul. 31, 2025
Stone Ridge Art Risk Premium Fund
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

This chart assumes an initial gross investment of $15,000,000 made on March 28, 2023 (commencement of operations). Returns shown include the reinvestment of all distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

TOTAL RETURNS (FOR PERIODS ENDED JULY 31, 2025)

	1-year period ended 7/31/2025	Since Inception (3/28/23)
Stone Ridge Art Risk Premium Fund	−3.94%	1.98%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	4.60%	4.99%

2	Stone Ridge Funds | Annual Report | July 31, 2025

ALLOCATION OF PORTFOLIO HOLDINGS AT JULY 31, 2025 (Unaudited)

STONE RIDGE ART RISK PREMIUM FUND PORTFOLIO ALLOCATION BY ASSET TYPE
Class A Equity Shares	$ 104,052,380	96.6%
Short-Term Investments	2,402,998	2.2%
Assets in Excess of Other Liabilities(1)	1,298,086	1.2%
Net Assets	$ 107,753,464

(1)	Cash, cash equivalents, prepaid forward contracts and assets in excess of other liabilities.

Management’s Discussion of Fund Performance

The Stone Ridge Art Risk Premium Fund (“AARTX” or the “Fund”) is designed to seek capital appreciation by investing primarily in paintings, sculptures or other artistic objects (“Artwork”) from the Post-War and Contemporary collecting periods (defined as the period from 1945 to the present), as well as other collecting periods, created by artists that have an established track record of public auction sales (typically, at least three years of public auction results). The Fund invests in Artwork directly or indirectly by purchasing interests in special purpose vehicles (“SPVs”) that own the Artwork. The Fund also may gain investment exposure to Artwork by purchasing whole Artwork, directly or through forwards or swaps, including prepaid forward contracts. Since inception on March 28, 2023, the Fund’s total return was 4.70% (1.98% annualized). For the 12 months ended July 31, 2025, the Fund's total return was −3.94%. While overall weakness in the Post-War and Contemporary market weighed on Fund performance, the Fund was able to partially mitigate its losses due to positive returns on opportunistic purchases. The Fund has exposure to a diverse and broad selection of Artworks by established artists that trade regularly at auctions globally.
Stone Ridge Funds | Annual Report | July 31, 2025	3

Consolidated Schedule of Investments	as of July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
CLASS A EQUITY SHARES
Art (a) (b) (c) - 96.6%
Masterworks 040, xLxLxCx-xGxhxexnxixex,x xAxdxrxixaxnx;x xLxixdxlxexsxsx xExyxex, 2016
(Cost: $94,176, Initial Acquisition Date: 03/28/2023)	7,539	$86,685
(Cost: $20,632, Acquisition Date: 01/15/2025)(d)	1,296	14,902
Masterworks 041, xLxLxCx-xRxixcxhxtxexrx,x xGxexrxhxaxrxdx;x xZxixexgxex, 1984
(Cost: $437,337, Acquisition Date: 03/28/2023)	22,709	402,342
Masterworks 042, xLxLxCx-xBxaxsxqxuxixaxtx,x xJxexaxnx-xMxixcxhxexlx;x xDxaxrxkx xMxixlxkx, 1986
(Cost: $362,749, Initial Acquisition Date: 03/28/2023)	36,778	893,753
Masterworks 043, xLxLxCx-xHxaxrxixnxgx,x xKxexixtxhx;x xUxnxtxixtxlxexdx, 1983
(Cost: $575,705, Acquisition Date: 03/28/2023)	31,752	421,460
Masterworks 044, xLxLxCx-xBxaxsxqxuxixaxtx,x xJxexaxnx-xMxixcxhxexlx;x xMxixsxsxixsxsxixpxpxix, 1982
(Cost: $632,411, Acquisition Date: 03/28/2023)	33,233	610,730
Masterworks 046, xLxLxCx-xHxexrxrxexrxax,x xCxaxrxmxexnx;x xGxrxexexnx xaxnxdx xOxrxaxnxgxex, 1958
(Cost: $746,610, Initial Acquisition Date: 03/28/2023)	31,607	712,176
(Cost: $9,229, Acquisition Date: 01/15/2025)(d)	474	10,680
Masterworks 047, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex;x xLxixsxtxexnxixnxgx xtxox xVxoxixcxexsx, 2010
(Cost: $169,134, Acquisition Date: 03/28/2023)	8,308	164,054
Masterworks 048, xLxLxCx-xFxoxrxgx,x xGxuxnxtxhxexrx;x xUxnxtxixtxlxexdx, 2007
(Cost: $50,527, Initial Acquisition Date: 03/28/2023)	3,440	63,703
(Cost: $12,948, Acquisition Date: 01/15/2025)(d)	600	11,111
Masterworks 049, xLxLxCx-xTxexhx-xCxhxuxnx,x xCxhxux;x xPxrxixnxtxexmxpxsx xHxixvxexrxnxaxlx, 1986-1987
(Cost: $1,218,133, Initial Acquisition Date: 03/28/2023)	69,058	1,098,257
(Cost: $17,692, Acquisition Date: 01/15/2025)(d)	1,034	16,444
Masterworks 050, xLxLxCx-xSxhxixrxaxgxax,x xKxaxzxuxox;x xKxoxsxhxax, 1992
(Cost: $609,429, Initial Acquisition Date: 03/28/2023)	34,169	671,117
(Cost: $9,978, Acquisition Date: 01/15/2025)(d)	513	10,076
Masterworks 053, xLxLxCx-xWxoxoxlx,x xCxhxrxixsxtxoxpxhxexrx;x xUxnxtxixtxlxexdx, 1997
(Cost: $439,150, Initial Acquisition Date: 03/28/2023)	26,183	305,066

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 054, xLxLxCx-xMxixtxcxhxexlxlx,x xJxoxaxnx;x x1x2x xHxaxwxkxsx xaxtx x3x xOx’xCxlxoxcxkx, 1962
(Cost: $2,114,770, Initial Acquisition Date: 03/28/2023)	125,241	$3,068,041
(Cost: $320,699, Acquisition Date: 01/15/2025)(d)	12,180	298,375
Masterworks 055, xLxLxCx-xMxaxrxtxixnx,x xAxgxnxexsx;x xUxnxtxixtxlxexdx x#x1x2x, 1988
(Cost: $1,405,370, Initial Acquisition Date: 03/28/2023)	60,275	1,217,362
(Cost: $18,367, Acquisition Date: 01/15/2025)(d)	903	18,238
Masterworks 056, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xUxnxtxixtxlxexdx, 1967
(Cost: $1,098,247, Acquisition Date: 03/28/2023)	65,886	989,891
Masterworks 057, xLxLxCx-xGxixlxlxixaxmx,x xSxaxmx;x xTxhxrxoxuxgxhx, 1970
(Cost: $364,983, Initial Acquisition Date: 03/28/2023)	18,672	317,301
(Cost: $3,667, Acquisition Date: 01/15/2025)(d)	278	4,724
Masterworks 058, xLxLxCx-xBxaxsxqxuxixaxtx,x xJxexaxnx-xMxixcxhxexlx;x xAxlxlx xCxoxlxoxrxexdx x Cxaxsxtx xIxIx, 1982
(Cost: $2,001,894, Initial Acquisition Date: 03/28/2023)	128,969	2,713,159
(Cost: $296,647, Acquisition Date: 01/15/2025)(d)	12,759	268,415
Masterworks 059, xLxLxCx-xHxaxrxixnxgx,x xKxexixtxhx;x xUxnxtxixtxlxexdx, 1984
(Cost: $677,421, Acquisition Date: 03/28/2023)	42,995	535,253
Masterworks 062, xLxLxCx-xRxixcxhxtxexrx,x xGxexrxhxaxrxdx;x xAxbxsxtxrxaxkxtxexsx xBxixlxdx x 9x0x8x-x8x, 2009
(Cost: $690,102, Initial Acquisition Date: 03/28/2023)	31,493	446,612
Masterworks 063, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xIxnxfxixnxixtxyx-xNxextxsx x(xPxlxaxaxox)x, 2010
(Cost: $513,217, Acquisition Date: 03/28/2023)	29,125	292,654
Masterworks 064, xLxLxCx-xHxaxrxixnxgx,x xKxexixtxhx;x xUxnxtxixtxlxexdx, 1985
(Cost: $1,520,910, Initial Acquisition Date: 03/28/2023)	87,882	1,415,559
Masterworks 066, xLxLxCx-xGxhxexnxixex,x xAxdxrxixaxnx;x xAxnxtxexlxoxpxex xAxtxtxaxcxkxexdx xNxexaxrx xGxaxsx xPxixpxex, 2018
(Cost: $673,318, Initial Acquisition Date: 03/28/2023)	32,215	584,274
(Cost: $8,858, Acquisition Date: 01/15/2025)(d)	483	8,760
Masterworks 068, xLxLxCx-xWxoxux-xKxix,x xZxaxox;x x2x2x.x0x1x.x6x8x, 1968
(Cost: $882,600, Initial Acquisition Date: 03/28/2023)	51,872	878,686
(Cost: $13,262, Acquisition Date: 01/15/2025)(d)	776	13,145

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.(Continued)
4	Stone Ridge Funds | Annual Report | July 31, 2025

Consolidated Schedule of Investments	as of July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 071, xLxLxCx-xWxaxrxhxoxlx,x xAxnxdxyx;x xDxoxlxlxaxrx xSxixgxnx, 1981
(Cost: $207,857, Initial Acquisition Date: 03/28/2023)	10,756	$108,882
Masterworks 072, xLxLxCx-xBxrxaxdxfxoxrxdx,x xMxaxrxkx;x xUxnxtxixtxlxexdx xPxixnxkx x(xSxfxmxoxmxax xBxexnxexfxixtx)x, 2016
(Cost: $731,142, Initial Acquisition Date: 03/28/2023)	37,266	732,173
(Cost: $9,202, Acquisition Date: 01/15/2025)(d)	557	10,944
Masterworks 073, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xPxaxcxixfxixcx-xOxcxexaxnx, 2015
(Cost: $551,940, Acquisition Date: 03/28/2023)	32,599	247,557
Masterworks 074, xLxLxCx-xBxaxsxqxuxixaxtx,x xJxexaxnx-xMxixcxhxexlx;x xRxexdx xRxaxbxbxixtx, 1982
(Cost: $1,200,489, Initial Acquisition Date: 03/28/2023)	68,406	1,500,451
(Cost: $204,806, Acquisition Date: 01/15/2025)(d)	9,804	215,046
Masterworks 075, xLxLxCx-xRxixcxhxtxexrx,x xGxexrxhxaxrxdx;x xAxbxsxtxrxaxkxtxexsx xBxixlxdx x 9x4x0x-x7x, 2015
(Cost: $785,686, Initial Acquisition Date: 06/09/2023)	51,332	897,345
(Cost: $162,588, Acquisition Date: 01/15/2025)(d)	8,676	151,667
Masterworks 076, xLxLxCx-xSxoxuxlxaxgxexsx,x xPxixexrxrxex;x xPxexixnxtxuxrxex x8x1x xxx x8x1x xcxmx,x x 1x7x xFxéxvxrxixexr 2016
(Cost: $242,917, Initial Acquisition Date: 03/28/2023)	12,183	139,557
(Cost: $2,959, Acquisition Date: 01/15/2025)(d)	183	2,096
Masterworks 079, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xSxexax xixnx xtxhxex xExvxexnxixnxgx xGxlxoxwx, 1995
(Cost: $465,218, Acquisition Date: 03/28/2023)	27,051	307,394
Masterworks 080, xLxLxCx-xGxixlxlxixaxmx,x xSxaxmx;x xAxtxmxoxsxpxhxexrxex, 1980
(Cost: $145,237, Initial Acquisition Date: 06/09/2023)	9,746	212,046
(Cost: $23,649, Acquisition Date: 01/15/2025)(d)	1,584	34,463
Masterworks 083, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xPxuxmxpxkxixnx, 1991
(Cost: $754,102, Initial Acquisition Date: 03/28/2023)	37,535	794,432
(Cost: $11,432, Acquisition Date: 01/15/2025)(d)	564	11,937
Masterworks 084, xLxLxCx-xFxoxrxgx,x xGxuxnxtxhxexrx;x xOxhxnxex xTxixtxexlx, 2008
(Cost: $232,897, Initial Acquisition Date: 03/28/2023)	12,403	145,211
Masterworks 088, xLxLxCx-xRxixcxhxtxexrx,x xGxexrxhxaxrxdx;x xAxbxsxtxrxaxkxtxexsx xBxixlxdx x 5x7x6x-x2x, 1985
(Cost: $683,510, Acquisition Date: 06/09/2023)	40,312	566,287

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 089, xLxLxCx-xFxrxaxnxkxexnxtxhxaxlxexrx,x xHxexlxexnx;x xMxixnxexrxaxlx xKxixnxgxdxoxmx, 1976
(Cost: $172,725, Initial Acquisition Date: 06/09/2023)	9,998	$255,368
(Cost: $39,637, Acquisition Date: 01/15/2025)(d)	1,644	41,991
Masterworks 090, xLxLxCx-xWxoxoxlx,x xCxhxrxixsxtxoxpxhxexrx;x xUxnxtxixtxlxexdx, 1995
(Cost: $1,234,403, Initial Acquisition Date: 06/09/2023)	66,993	1,242,881
(Cost: $103,562, Acquisition Date: 01/15/2025)(d)	5,928	109,979
Masterworks 091, xLxLxCx-xWxoxoxlx,x xCxhxrxixsxtxoxpxhxexrx;x xUxnxtxixtxlxexdx, 1990
(Cost: $735,178, Initial Acquisition Date: 06/09/2023)	44,694	821,463
(Cost: $103,445, Acquisition Date: 01/15/2025)(d)	5,976	109,837
Masterworks 092, xLxLxCx-xBxaxnxkxsxyx;x xSxuxnxfxlxoxwxexrxsx xfxrxoxmx xPxextxrxoxlx xSxtxaxtxixoxnx, 2005
(Cost: $1,050,648, Initial Acquisition Date: 06/09/2023)	74,082	1,310,562
(Cost: $214,245, Acquisition Date: 01/15/2025)(d)	12,420	219,719
Masterworks 093, xLxLxCx-xRxuxsxcxhxax,x xExdxwxaxrxdx;x xRxixpxex, 1967
(Cost: $3,623,072, Initial Acquisition Date: 03/28/2023)	202,181	3,847,303
(Cost: $280,703, Acquisition Date: 01/15/2025)(d)	16,920	321,971
Masterworks 095, xLxLxCx-xSxhxixrxaxgxax,x xKxaxzxuxox;x xCxhxixkxexnx-xsxexix xKxexnxdxoxsxhxixnx, 1961
(Cost: $535,685, Initial Acquisition Date: 06/09/2023)	33,680	606,934
(Cost: $50,225, Acquisition Date: 01/15/2025)(d)	2,844	51,251
Masterworks 096, xLxLxCx-xRxuxsxcxhxax,x xExdxwxaxrxdx;x xVxaxrxixextxixexsx xoxfx xIxnxtxexrxnxaxlx xTxoxrxmxexnxtx, 1998
(Cost: $608,673, Initial Acquisition Date: 06/09/2023)	36,314	788,021
(Cost: $60,684, Acquisition Date: 01/15/2025)(d)	3,120	67,705
Masterworks 097, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xRxexdx xGxoxdx, 2015
(Cost: $377,567, Initial Acquisition Date: 06/09/2023)	21,260	460,651
(Cost: $69,571, Acquisition Date: 01/15/2025)(d)	3,588	77,743
Masterworks 098, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xIxnxfxixnxixtxyx-xNxextxsx x(xBxCxOx)x, 2013
(Cost: $368,614, Acquisition Date: 06/09/2023)	15,747	253,741
(Cost: $89,848, Acquisition Date: 01/15/2025)(d)	5,307	85,515

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.(Continued)
Stone Ridge Funds | Annual Report | July 31, 2025	5

Consolidated Schedule of Investments	as of July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 099, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex;x xMxaxrxyx xMxaxgxdxaxlxexnxex, 2009
(Cost: $53,196, Initial Acquisition Date: 06/09/2023)	2,986	$48,550
(Cost: $7,336, Acquisition Date: 01/15/2025)(d)	492	8,000
Masterworks 101, xLxLxCx-xRxoxtxhxkxox,x xMxaxrxkx;x xUxnxtxixtxlxexdx, 1968
(Cost: $1,290,775, Initial Acquisition Date: 06/09/2023)	77,717	1,421,405
(Cost: $121,111, Acquisition Date: 01/15/2025)(d)	6,804	124,442
Masterworks 103, xLxLxCx-xWxoxoxdx,x xJxoxnxaxsx;x xCxoxlxlxaxbxoxrxaxtxixoxnx xAxpxpxrxoxpxrxixaxtxixoxnx x6x, 2015
(Cost: $165,823, Initial Acquisition Date: 06/09/2023)	10,727	277,159
(Cost: $30,950, Acquisition Date: 01/15/2025)(d)	1,788	46,197
Masterworks 104, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xPxuxmxpxkxixnx, 1999
(Cost: $75,114, Initial Acquisition Date: 06/09/2023)	6,504	111,763
(Cost: $25,163, Acquisition Date: 01/15/2025)(d)	1,452	24,951
Masterworks 105, xLxLxCx-xRxixlxexyx,x xBxrxixdxgxextx;x xSxhxaxdxoxwxexdx xPxlxaxcxex, 1985
(Cost: $362,980, Acquisition Date: 06/09/2023)	25,947	234,390
Masterworks 106, xLxLxCx-xMxixtxcxhxexlxlx,x xJxoxaxnx;x xUxnxtxixtxlxexdx x(xBxuxixsxsxoxnxnxixexrxex)x, 1962
(Cost: $763,793, Initial Acquisition Date: 06/09/2023)	36,715	818,903
(Cost: $53,169, Acquisition Date: 01/15/2025)(d)	2,164	48,267
Masterworks 107, xLxLxCx-xSxoxuxlxaxgxexsx,x xPxixexrxrxex;x xPxexixnxtxuxrxex x1x4x3x xXx x2x0x2x xCxmx,x x3x xJxaxnxvxixexr 2019
(Cost: $134,969, Initial Acquisition Date: 06/09/2023)	8,729	109,172
(Cost: $23,644, Acquisition Date: 01/15/2025)(d)	1,464	18,310
Masterworks 108, xLxLxCx-xRxixlxexyx,x xBxrxixdxgxextx;x xAxrxcxaxnxex, 1972
(Cost: $718,620, Initial Acquisition Date: 05/26/2023)	36,375	731,203
(Cost: $9,610, Acquisition Date: 01/15/2025)(d)	546	10,976
Masterworks 109, xLxLxCx-xNxaxrxax,x xYxoxsxhxixtxoxmxox;x xNxox xHxoxpxexlxexsxsx, 2007
(Cost: $1,261,199, Initial Acquisition Date: 06/09/2023)	72,352	1,340,060
(Cost: $106,325, Acquisition Date: 01/15/2025)(d)	5,532	102,460
Masterworks 110, xLxLxCx-xHxaxrxixnxgx,x xKxexixtxhx;x xUxnxtxixtxlxexdx, 1982
(Cost: $472,042, Acquisition Date: 06/09/2023)	26,571	353,307

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 111, xLxLxCx-xOxexhxlxexnx,x xAxlxbxexrxtx;x x1x0x1x xKxoxpxfxex, 2005
(Cost: $430,233, Acquisition Date: 06/09/2023)	26,658	$300,044
(Cost: $63,216, Acquisition Date: 01/15/2025)(d)	4,220	47,497
Masterworks 112, xLxLxCx-xSxoxuxlxaxgxexsx,x xPxixexrxrxex;x xPxexixnxtxuxrxex x9x2x xXx x6x5x xCxmx,x x1x3x xMxaxrxs 2015
(Cost: $50,937, Initial Acquisition Date: 06/09/2023)	3,103	29,117
(Cost: $11,916, Acquisition Date: 01/15/2025)(d)	708	6,643
Masterworks 113, xLxLxCx-xOxexhxlxexnx,x xAxlxbxexrxtx;x xUxnxtxixtxlxexdx, 2001
(Cost: $145,469, Initial Acquisition Date: 06/09/2023)	9,069	138,716
(Cost: $25,928, Acquisition Date: 01/15/2025)(d)	1,536	23,494
Masterworks 114, xLxLxCx-xWxaxrxhxoxlx,x xAxnxdxyx;x xFxlxoxwxexrxsx, 1964
(Cost: $159,750, Initial Acquisition Date: 06/09/2023)	12,594	263,281
(Cost: $51,698, Acquisition Date: 01/15/2025)(d)	2,772	57,950
Masterworks 115, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xIxnxfxixnxixtxyx-xNxextxsx x(xJxAxAxTxOx)x, 2009
(Cost: $189,472, Acquisition Date: 06/09/2023)	9,039	80,272
Masterworks 116, xLxLxCx-xBxrxaxdxfxoxrxdx,x xMxaxrxkx;x xPxrxoxmxixsxex xLxaxnxdx, 2012
(Cost: $1,191,769, Initial Acquisition Date: 06/09/2023)	64,744	1,059,070
(Cost: $72,377, Acquisition Date: 01/15/2025)(d)	4,476	73,218
Masterworks 117, xLxLxCx-xBxaxsxqxuxixaxtx,x xJxexaxnx-xMxixcxhxexlx;x xUxnxtxixtxlxexdx, 1984
(Cost: $609,702, Initial Acquisition Date: 06/09/2023)	41,116	565,904
(Cost: $147,710, Acquisition Date: 01/15/2025)(d)	7,980	109,834
Masterworks 118, xLxLxCx-xLxixgxoxnx,x xGxlxexnxnx;x xSxtxrxaxnxgxexrx x#x5x5x, 2011
(Cost: $325,350, Initial Acquisition Date: 06/09/2023)	20,421	341,437
(Cost: $20,777, Acquisition Date: 01/15/2025)(d)	1,320	22,070
Masterworks 120, xLxLxCx-xBxaxnxkxsxyx;x xRxaxtx x&x xHxexaxrxtx, 2014
(Cost: $23,421, Initial Acquisition Date: 06/09/2023)	2,239	24,862
(Cost: $7,392, Acquisition Date: 01/15/2025)(d)	660	7,329
Masterworks 121, xLxLxCx-xBxrxaxdxfxoxrxdx,x xMxaxrxkx;x xMxyx xWxhxoxlxex xFxaxmxixlxyx xixsx xfxrxoxmx xPxhxixlxlxyx, 2014
(Cost: $1,927,648, Initial Acquisition Date: 03/28/2023)	98,543	1,464,368
(Cost: $23,633, Acquisition Date: 01/15/2025)(d)	1,478	21,963

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.(Continued)
6	Stone Ridge Funds | Annual Report | July 31, 2025

Consolidated Schedule of Investments	as of July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 122, xLxLxCx-xBxaxnxkxsxyx;x xAxgxexnxcxyx xJxoxbx x(xGxlxexaxnxexrxsx)x, 2009
(Cost: $276,007, Initial Acquisition Date: 06/09/2023)	18,687	$298,830
(Cost: $326,671, Acquisition Date: 01/15/2025)(d)	19,284	308,376
Masterworks 123, xLxLxCx-xOxexhxlxexnx,x xAxlxbxexrxtx;x xGxlxaxtxtx x(xSxmxoxoxtxhx)x, 2006
(Cost: $94,595, Initial Acquisition Date: 06/09/2023)	6,852	85,320
Masterworks 124, xLxLxCx-xRxixlxexyx,x xBxrxixdxgxextx;x xBxlxuxex xQxuxixvxexrx, 1983
(Cost: $742,474, Initial Acquisition Date: 03/28/2023)	42,339	683,406
(Cost: $11,081, Acquisition Date: 01/15/2025)(d)	635	10,250
Masterworks 125, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex;x xTxrxaxnxsxpxaxrxexnxtx xFxixgxuxrxexsx, 2016
(Cost: $870,557, Initial Acquisition Date: 06/09/2023)	38,753	1,066,854
(Cost: $48,788, Acquisition Date: 01/15/2025)(d)	2,616	72,017
Masterworks 126, xLxLxCx-xKxaxwxsx;x xCxhxuxmx x(xKxCxOx9x)x, 2016
(Cost: $59,301, Initial Acquisition Date: 06/09/2023)	3,682	58,144
(Cost: $8,963, Acquisition Date: 01/15/2025)(d)	516	8,148
Masterworks 127, xLxLxCx-xGxhxexnxixex,x xAxdxrxixaxnx;x xAxnxtxexlxoxpxex xAxtxtxaxcxkxexdx xNxexaxrx xGxaxsx xPxixpxex x2x, 2019
(Cost: $545,341, Initial Acquisition Date: 06/09/2023)	29,047	556,750
(Cost: $35,400, Acquisition Date: 01/15/2025)(d)	1,884	36,111
Masterworks 128, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xIxnxfxixnxixtxyx-xNxextxsx x(xKxHxNx)x, 2011
(Cost: $176,823, Initial Acquisition Date: 06/09/2023)	12,581	192,445
Masterworks 129, xLxLxCx-xSxhxixrxaxgxax,x xKxaxzxuxox;x xCxhxixsxuxixsxexix xTxsxuxhxixexnx, 1961
(Cost: $551,913, Initial Acquisition Date: 06/09/2023)	26,889	636,973
(Cost: $41,482, Acquisition Date: 01/15/2025)(d)	1,788	42,356
Masterworks 130, xLxLxCx-xGxhxexnxixex,x xAxdxrxixaxnx;x xTxhxex xTxrxixpx, 2016
(Cost: $1,237,693, Acquisition Date: 03/28/2023)	62,190	646,086
Masterworks 131, xLxLxCx-xFxoxnxtxaxnxax,x xLxuxcxixox;x xCxoxnxcxextxtxox xSxpxaxzxixaxlxex,x xAxtxtxexsxex, 1964-5
(Cost: $170,827, Acquisition Date: 06/09/2023)	11,508	186,148
(Cost: $67,660, Acquisition Date: 01/15/2025)(d)	4,242	68,616

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 132, LLC-Boetti, Alighiero; Senza Titolo (I Verbi Irregolari, Tocchi E Rintocchi, Per Nuovi Desideri)
(Cost: $30,752, Initial Acquisition Date: 06/09/2023)	2,295	$43,906
(Cost: $8,559, Acquisition Date: 01/15/2025)(d)	540	10,331
Masterworks 133, xLxLxCx-xRxixcxhxtxexrx,x xGxexrxhxaxrxdx;x xAxbxsxtxrxaxkxtxexsx xBxixlxdx x 6x6x5x-x4x, 1988
(Cost: $264,379, Initial Acquisition Date: 06/09/2023)	13,336	230,407
(Cost: $30,904, Acquisition Date: 01/15/2025)(d)	1,536	26,537
Masterworks 136, xLxLxCx-xPxrxixnxcxex,x xRxixcxhxaxrxdx;x xAxrxex xYxoxux xKxixdxdxixnxgx?x, 1988
(Cost: $495,240, Initial Acquisition Date: 03/28/2023)	28,221	427,108
(Cost: $7,732, Acquisition Date: 01/15/2025)(d)	423	6,402
Masterworks 139, xLxLxCx-xOxexhxlxexnx,x xAxlxbxexrxtx;x xUxnxtxixtxlxexdx x(x2x2x/x8x7x)x, 1987
(Cost: $420,364, Initial Acquisition Date: 03/28/2023)	25,638	366,090
Masterworks 140, xLxLxCx-xRxixlxexyx,x xBxrxixdxgxextx;x xTxixnxcxtx, 1972
(Cost: $784,968, Initial Acquisition Date: 03/28/2023)	40,127	732,177
(Cost: $11,101, Acquisition Date: 01/15/2025)(d)	603	11,003
Masterworks 142, xLxLxCx-xUxexcxkxexrx,x xGxuxnxtxhxexrx;x xFxexlxdx x8x3x/x8x4x, 1983-84
(Cost: $412,641, Initial Acquisition Date: 03/28/2023)	23,560	291,164
Masterworks 145, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xRxexdx xPxuxmxpxkxixnx, 1996
(Cost: $153,986, Initial Acquisition Date: 03/28/2023)	7,905	148,871
(Cost: $1,758, Acquisition Date: 01/15/2025)(d)	120	2,260
Masterworks 146, xLxLxCx-xRxuxsxcxhxax,x xExdxwxaxrxdx;x xSxexaxfxoxoxdx xSxtxoxcxkx, 1986
(Cost: $399,733, Initial Acquisition Date: 03/28/2023)	20,406	366,130
(Cost: $5,523, Acquisition Date: 01/15/2025)(d)	306	5,490
Masterworks 147, xLxLxCx-xAxnxdxrxex,x xCxaxrxlx;x xMxaxgxnxexsxixuxmx-xLxexaxdx xPxlxaxixnx, 1969
(Cost: $469,724, Initial Acquisition Date: 03/28/2023)	23,852	369,014
(Cost: $5,112, Acquisition Date: 01/15/2025)(d)	357	5,523
Masterworks 148, xLxLxCx-xGxixlxlxixaxmx,x xSxaxmx;x xSxoxnxgx xTxrxoxpxixex, 1973
(Cost: $222,866, Initial Acquisition Date: 03/28/2023)	11,994	195,235

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.(Continued)
Stone Ridge Funds | Annual Report | July 31, 2025	7

Consolidated Schedule of Investments	as of July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 152, xLxLxCx-xWxaxrxhxoxlx xDxoxlxlxaxrx xSxixgxnx, 1982
(Cost: $178,763, Initial Acquisition Date: 03/28/2023)	9,175	$146,415
(Cost: $2,207, Acquisition Date: 01/15/2025)(d)	138	2,202
Masterworks 153, xLxLxCx-xFxrxaxnxkxexnxtxhxaxlxexrx,x xHxexlxexnx;x xTxextxhxyxsx, 1981
(Cost: $330,126, Initial Acquisition Date: 03/28/2023)	16,909	360,496
(Cost: $5,179, Acquisition Date: 01/15/2025)(d)	255	5,437
Masterworks 154, xLxLxCx-xKxaxwxsx;x xCxhxuxmx x(xKxCxBx1x)x, 2012
(Cost: $419,730, Initial Acquisition Date: 03/28/2023)	21,487	390,509
(Cost: $5,306, Acquisition Date: 01/15/2025)(d)	321	5,834
Masterworks 156, xLxLxCx-xHxaxrxixnxgx,x xKxexixtxhx;x xUxnxtxixtxlxexdx xNxox.x x1x0x, 1988
(Cost: $682,250, Acquisition Date: 03/28/2023)	45,604	539,067
Masterworks 157, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex;x xRxoxdxrxixgxox xaxnxdx xHxixsx xMxixsxtxrxexsxsx, 2008
(Cost: $275,755, Initial Acquisition Date: 03/28/2023)	14,052	300,142
(Cost: $3,291, Acquisition Date: 01/15/2025)(d)	210	4,485
Masterworks 158, xLxLxCx-xMxexhxrxextxux,x xJxuxlxixex;x xUxnxtxixtxlxexdx, 2012
(Cost: $173,212, Initial Acquisition Date: 03/28/2023)	8,876	220,991
(Cost: $2,871, Acquisition Date: 01/15/2025)(d)	132	3,286
Masterworks 159, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xPxuxmxpxkxixnx x(xOx.xKxex)x, 2004
(Cost: $408,857, Initial Acquisition Date: 03/28/2023)	22,704	481,311
(Cost: $7,302, Acquisition Date: 01/15/2025)(d)	342	7,250
Masterworks 160, xLxLxCx-xSxoxuxlxaxgxexsx,x xPxixexrxrxex;x xPxexixnxtxuxrxex x9x2x xXx x7x3x xCxmx,x x2x5x xOxcxtxoxbxrxe 1987
(Cost: $297,718, Initial Acquisition Date: 03/28/2023)	16,196	189,898
(Cost: $4,404, Acquisition Date: 01/15/2025)(d)	242	2,837
Masterworks 162, xLxLxCx-xJxoxhxnxsxoxnx,x xRxaxsxhxixdx;x xUxnxtxixtxlxexdx x(xExsxcxaxpxex xCxoxlxlxaxgxex)x, 2019
(Cost: $275,517, Acquisition Date: 03/28/2023)	13,820	136,631
Masterworks 163, xLxLxCx-xKxaxtxzx,x xAxlxexxx;x xKxyxmx, 2004
(Cost: $169,190, Initial Acquisition Date: 03/28/2023)	7,757	181,340
(Cost: $2,224, Acquisition Date: 01/15/2025)(d)	117	2,735

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 164, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xIxnxfxixnxixtxyx-xNxextxsx x(xDxkxkxnx)x, 2010
(Cost: $689,025, Acquisition Date: 03/28/2023)	34,549	$256,568
Masterworks 165, xLxLxCx-xJxuxdxdx,x xDxoxnxaxlxdx;x xUxnxtxixtxlxexdx, 1988
(Cost: $292,420, Initial Acquisition Date: 03/28/2023)	12,698	273,441
(Cost: $3,719, Acquisition Date: 01/15/2025)(d)	192	4,135
Masterworks 166, xLxLxCx-xKxaxwxsx;x xKxuxrxfxsx x(xLxaxuxgxhxixnxgx)x, 2008
(Cost: $516,838, Initial Acquisition Date: 03/28/2023)	26,832	510,090
(Cost: $6,979, Acquisition Date: 01/15/2025)(d)	402	7,642
Masterworks 167, xLxLxCx-xRxixlxexyx,x xBxrxixdxgxextx;x xDxexlxoxsx, 1983
(Cost: $743,920, Initial Acquisition Date: 05/26/2023)	37,662	732,153
(Cost: $10,286, Acquisition Date: 01/15/2025)(d)	563	10,945
Masterworks 168, xLxLxCx-xOxwxexnxsx,x xLxaxuxrxax;x xUxnxtxixtxlxexdx, 2016
(Cost: $190,767, Initial Acquisition Date: 03/28/2023)	9,753	195,202
(Cost: $2,778, Acquisition Date: 01/15/2025)(d)	147	2,942
Masterworks 169, xLxLxCx-xWxhxixtxnxexyx,x xSxtxaxnxlxexyx;x xMxoxrxnxixnxgx xBxixrxdx, 2022
(Cost: $234,203, Initial Acquisition Date: 03/28/2023)	11,972	140,332
Masterworks 171, xLxLxCx-xWxhxixtxnxexyx,x xSxtxaxnxlxexyx;x xMxexmxoxrxyx xGxaxrxdxexnx, 2020
(Cost: $222,877, Initial Acquisition Date: 03/28/2023)	11,384	109,825
Masterworks 172, xLxLxCx-xNxaxrxax,x xYxoxsxhxixtxoxmxox;x xKxaxpxuxtxtx xPxuxpx xKxixnxgx, 1999
(Cost: $385,056, Initial Acquisition Date: 03/28/2023)	19,732	379,255
(Cost: $5,548, Acquisition Date: 01/15/2025)(d)	297	5,708
Masterworks 173, xLxLxCx-xYxixaxdxoxmx-xBxoxaxkxyxex,x xLxyxnxextxtxex;x xOxyxsxtxexrx, 2012
(Cost: $385,530, Initial Acquisition Date: 03/28/2023)	19,708	219,649
Masterworks 174, xLxLxCx-xCxhxaxnxexlx xAxbxnxexyx,x xNxixnxax;x xAxnxyxtxixmxex,x xAxnxyxpxlxaxcxex, 2018
(Cost: $133,313, Acquisition Date: 03/28/2023)	6,026	65,915
Masterworks 176, xLxLxCx-xKxaxwxsx;x xUxnxtxixtxlxexdx x(xKxuxrxfx)x, 2008
(Cost: $389,680, Initial Acquisition Date: 05/26/2023)	19,726	415,696
(Cost: $5,532, Acquisition Date: 01/15/2025)(d)	296	6,238

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.(Continued)
8	Stone Ridge Funds | Annual Report | July 31, 2025

Consolidated Schedule of Investments	as of July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 177, xLxLxCx-xKxaxtxzx,x xAxlxexxx;x xPxixnxkx xKxixmxoxnxox,x xIxsxaxaxcx xMxixzxrxaxhxix xSxexrxixexsx, 1994
(Cost: $355,567, Initial Acquisition Date: 03/28/2023)	19,663	$427,141
(Cost: $5,136, Acquisition Date: 01/15/2025)(d)	294	6,387
Masterworks 178, xLxLxCx-xFxrxaxnxkxexnxtxhxaxlxexrx,x xHxexlxexnx;x xBxrxixdxex’xsx xDxoxoxrx, 1967
(Cost: $580,420, Initial Acquisition Date: 05/26/2023)	29,381	625,151
(Cost: $8,494, Acquisition Date: 01/15/2025)(d)	441	9,383
Masterworks 179, xLxLxCx-xWxoxux-xKxix,x xZxaxox;x x1x7x.x0x2x.x7x1x-x1x2x.x0x5x.x7x6x, 1971
(Cost: $434,160, Initial Acquisition Date: 03/28/2023)	23,931	366,079
Masterworks 180, xLxLxCx-xWxhxixtxnxexyx,x xSxtxaxnxlxexyx;x xIx xSxixnxgx xRxexdx xaxnxdx xBxlxuxex, 2020
(Cost: $223,055, Initial Acquisition Date: 03/28/2023)	11,251	109,840
Masterworks 182, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xPxuxmxpxkxixnx, 1996
(Cost: $151,791, Initial Acquisition Date: 03/28/2023)	7,737	167,594
(Cost: $1,945, Acquisition Date: 01/15/2025)(d)	117	2,534
Masterworks 186, xLxLxCx-xPxaxrxtxyx,x xNxixcxoxlxaxsx;x xLxaxnxdxsxcxaxpxex, 2017
(Cost: $663,340, Initial Acquisition Date: 04/12/2023)	33,634	475,918
Masterworks 191, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex;x xGxrxexexnx xaxnxdx xPxuxrxpxlxex xCxoxmxpxoxsxixtxixoxnx, 2010
(Cost: $1,050,280, Initial Acquisition Date: 05/26/2023)	53,165	927,389
(Cost: $14,755, Acquisition Date: 01/15/2025)(d)	798	13,920
Masterworks 192, xLxLxCx-xOxexhxlxexnx,x xAxlxbxexrxtx;x xAxuxfx x(xDxexrx xSxtxrxaxsxsxex)x xSxcxhxrxexixbxexnx x(xWxrxixtxixnxgx x(xOxnx xTxhxex xSxtxrxexextx)x)x, 2000
(Cost: $414,580, Initial Acquisition Date: 05/26/2023)	20,986	414,881
(Cost: $5,511, Acquisition Date: 01/15/2025)(d)	314	6,208
Masterworks 193, xLxLxCx-xHxexrxrxexrxax,x xCxaxrxmxexnx;x xNxoxcxhxex xVxexrxdxex, 2016
(Cost: $156,261, Initial Acquisition Date: 03/28/2023)	7,965	168,507
(Cost: $2,221, Acquisition Date: 01/15/2025)(d)	120	2,539
Masterworks 196, xLxLxCx-xMxixtxcxhxexlxlx,x xJxoxaxnx;x xUxnxtxixtxlxexdx,x xCx. 1956
(Cost: $883,460, Initial Acquisition Date: 05/26/2023)	44,720	906,224
(Cost: $13,642, Acquisition Date: 01/15/2025)(d)	672	13,618

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 197, xLxLxCx-xHxoxcxkxnxexyx,x xDxaxvxixdx;x xSxuxnxfxlxoxwxexrx xaxnxdx xTxhxrxexex xOxrxaxnxgxexsx, 1996
(Cost: $1,050,540, Initial Acquisition Date: 05/26/2023)	53,178	$1,302,085
(Cost: $17,207, Acquisition Date: 01/15/2025)(d)	797	19,515
Masterworks 214, xLxLxCx-xFxrxaxnxkxexnxtxhxaxlxexrx,x xHxexlxexnx;x xPxixlxoxtx, 1978
(Cost: $442,220, Initial Acquisition Date: 05/26/2023)	22,385	480,015
(Cost: $6,649, Acquisition Date: 01/15/2025)(d)	336	7,205
Masterworks 215, xLxLxCx-xBxoxextxtxix,x xAxlxixgxhxixexrxox;x xMxaxpxpxax, 1983
(Cost: $663,340, Initial Acquisition Date: 05/26/2023)	33,578	610,149
(Cost: $9,788, Acquisition Date: 01/15/2025)(d)	504	9,158
Masterworks 217, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex;x xCxoxnxsxtxrxuxcxtxexdx xFxaxcxex, 2013
(Cost: $497,500, Initial Acquisition Date: 05/26/2023)	25,183	366,067
Masterworks 218, xLxLxCx-xRxixlxexyx,x xBxrxixdxgxextx;x xGxrxexexnxsxlxexexvxexsx, 1983
(Cost: $635,700, Initial Acquisition Date: 05/26/2023)	32,179	634,531
(Cost: $9,230, Acquisition Date: 01/15/2025)(d)	483	9,524
Masterworks 219, xLxLxCx-xHxaxrxixnxgx,x xKxexixtxhx;x xUxnxtxixtxlxexdx, 1984
(Cost: $1,053,020, Acquisition Date: 05/30/2023)	52,651	664,108
Masterworks 228, xLxLxCx-xNxaxrxax,x xYxoxsxhxixtxoxmxox;x xUxnxdxexrx xtxhxex xHxaxzxyx xSxkxyx, 2012
(Cost: $2,515,140, Initial Acquisition Date: 05/30/2023)	127,273	2,852,035
(Cost: $36,940, Acquisition Date: 01/15/2025)(d)	1,911	42,823
Masterworks 230, xLxLxCx-xKxaxwxsx;x xCxhxuxmx x(xKxCxBx8x)x, 2012
(Cost: $428,520, Initial Acquisition Date: 05/26/2023)	21,692	390,477
(Cost: $5,546, Acquisition Date: 01/15/2025)(d)	327	5,886
Masterworks 236, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex;x xExaxsxtxexrx xSxuxnxdxaxyx, 2011
(Cost: $704,680, Initial Acquisition Date: 05/26/2023)	35,612	728,190
(Cost: $9,201, Acquisition Date: 01/15/2025)(d)	534	10,919
Masterworks 239, xLxLxCx-xBxrxoxwxnx,x xCxexcxixlxyx;x xTxhxex xNxyxmxpxhxsx xHxaxvxex xDxexpxaxrxtxexdx, 2014
(Cost: $1,156,600, Initial Acquisition Date: 05/26/2023)	58,452	1,159,290

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.(Continued)
Stone Ridge Funds | Annual Report | July 31, 2025	9

Consolidated Schedule of Investments	as of July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 241, xLxLxCx-xPxaxrxtxyx,x xNxixcxoxlxaxsx;x xTxrxexexsx, 2019
(Cost: $481,820, Initial Acquisition Date: 05/26/2023)	24,389	$427,080
Masterworks 245, xLxLxCx-xAxyx xTxjxoxex,x xCxhxrxixsxtxixnxex;x xLxaxyxexrx xaxsx xax xHxixdxixnxgx xPxlxaxcxex, 2013
(Cost: $402,320, Initial Acquisition Date: 05/26/2023)	20,293	413,094
(Cost: $5,973, Acquisition Date: 01/15/2025)(d)	306	6,229
Masterworks 254, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex,x xIxnxsxixdxex xtxhxex xWxexsxtx xWxixnxgx, 1957
(Cost: $693,480, Acquisition Date: 01/12/2024)	34,674	582,776
Masterworks 258, xLxLxCx-xGxixlxlxixaxmx,x xSxaxmx;x xUxnxtxixtxlxexdx
(Cost: $416,080, Acquisition Date: 10/30/2023)	20,804	316,495
Masterworks 261, xLxLxCx-xWxoxnxgx,x xMxaxtxtxhxexwx;x xUxnxtxixtxlxexdx, 2017
(Cost: $762,940, Initial Acquisition Date: 05/26/2023)	38,481	788,480
(Cost: $11,422, Acquisition Date: 01/15/2025)(d)	576	11,802
Masterworks 262, xLxLxCx-xBxaxsxqxuxixaxtx,x xJxexaxnx-xMxixcxhxexlx;x xUxnxtxixtxlxexdx, 1983
(Cost: $2,000,000, Initial Acquisition Date: 10/30/2023)	101,956	2,235,610
(Cost: $236,264, Acquisition Date: 01/15/2025)(d)	11,772	258,127
Masterworks 268, xLxLxCx-xNxaxrxax,x xYxoxsxhxixtxoxmxox;x xWxoxuxnxdxexdx
(Cost: $1,664,340, Initial Acquisition Date: 10/30/2023)	83,562	1,586,433
(Cost: $23,249, Acquisition Date: 01/15/2025)(d)	1,254	23,807
Masterworks 273, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex;x xHxuxmxaxnx xRxaxgxex
(Cost: $527,040, Initial Acquisition Date: 10/30/2023)	26,417	488,123
(Cost: $7,374, Acquisition Date: 01/15/2025)(d)	396	7,317
Masterworks 274, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex;x x xPxoxlxixtxixcxaxlx xCxaxrxtxoxoxnx xAxbxsxtxrxaxcxtxixoxnx
(Cost: $499,300, Acquisition Date: 03/05/2024)	24,965	492,367
(Cost: $3,103, Acquisition Date: 01/15/2025)(d)	156	3,077
Masterworks 275, xLxLxCx-xKxuxsxaxmxax,x xYxaxyxoxix;x xIxnxfxixnxixtxyx-xSxixlxvxexrx-xNxextxsx x(xTxwxhxexrxox)x x
(Cost: $751,700, Acquisition Date: 10/30/2023)	37,585	340,843
Masterworks 278, xLxLxCx-xBxrxaxdxfxoxrxdx,x xMxaxrxkx,x xMxaxqxuxaxnx, 2015
(Cost: $596,520, Acquisition Date: 01/03/2024)	29,826	583,173
(Cost: $7,550, Acquisition Date: 01/15/2025)(d)	416	8,134

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 279, LLC-Kusama, Yayoi; Nets Obsession (Towe)
(Cost: $554,780, Initial Acquisition Date: 10/30/2023)	27,808	$231,863
Masterworks 282, xLxLxCx-xBxaxsxqxuxixaxtx,x xJxexaxnx-xMxixcxhxexlx;x x xPxoxlxlxox xFxrxixtxox, 1982
(Cost: $2,400,000, Acquisition Date: 03/26/2024)	120,000	2,374,944
Masterworks 286, xLxLxCx-xBxrxaxdxfxoxrxdx,x xMxaxrxkx;x x xSxexax xMxoxnxsxtxexrx
(Cost: $1,188,520, Acquisition Date: 03/05/2024)	59,426	1,059,173
(Cost: $2,473, Acquisition Date: 01/15/2025)(d)	131	2,335
Masterworks 300, xLxLxCx-xFxrxaxnxkxexnxtxhxaxlxexrx,x xHxexlxexnx;x xOxvxexrx xaxnxdx xAxbxoxvxex
(Cost: $389,840, Initial Acquisition Date: 10/30/2023)	19,541	761,560
(Cost: $5,918, Acquisition Date: 01/15/2025)(d)	294	11,458
Masterworks 304, xLxLxCx-xSxcxhxaxrxfx,x xKxexnxnxyx;x x xExvxoxlxuxtxixoxnx xRxexvxoxlxuxtxixoxnx xIxvx
(Cost: $165,020, Acquisition Date: 03/05/2024)	8,251	161,602
(Cost: $7,262, Acquisition Date: 01/15/2025)(d)	431	8,442
Masterworks 309, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex;x x xUxnxtxixtxlxexdx x(xPxaxixnxtxixnxgx xDxrxaxwxixnxgx x6x)x x
(Cost: $165,520, Acquisition Date: 03/05/2024)	8,276	162,119
(Cost: $18,719, Acquisition Date: 01/15/2025)(d)	1,054	20,647
Masterworks 311, xLxLxCx-xRxuxsxcxhxax,x xExdxwxaxrxdx;x xMxaxnxuxaxlx xMxoxbxixlxixtxyx
(Cost: $864,100, Acquisition Date: 03/05/2024)	43,205	1,316,664
(Cost: $34,194, Acquisition Date: 01/15/2025)(d)	1,708	52,051
Masterworks 312, xLxLxCx-xRxyxmxaxnx,x xRxoxbxexrxtx;x x xFxixlxex
(Cost: $433,320, Acquisition Date: 03/05/2024)	21,666	501,687
(Cost: $1,200, Acquisition Date: 01/15/2025)(d)	60	1,389
Masterworks 318, LLC-Peyton, Elizabeth; Haircut (Ben & Spencer)
(Cost: $125,200, Acquisition Date: 03/05/2024)	6,260	162,948
(Cost: $773, Acquisition Date: 01/15/2025)(d)	36	937
Masterworks 325, xLxLxCx-xCxoxnxdxox,x xGxexoxrxgxex;x x xExcxsxtxaxtxixcx xFxixgxuxrxexsx
(Cost: $859,900, Acquisition Date: 03/05/2024)	42,995	742,395
Masterworks 326, xLxLxCx-xSxoxuxlxaxgxexsx,x xPxixexrxrxex;x xPxexixnxtxuxrxex x1x2x8x xXx x1x8x1x xCxmx, 2009
(Cost: $416,080, Acquisition Date: 03/05/2024)	20,804	284,884

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.(Continued)
10	Stone Ridge Funds | Annual Report | July 31, 2025

Consolidated Schedule of Investments	as of July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 329, xLxLxCx-xFxoxrxgx,x xGxuxnxtxhxexrx;x x xUxnxtxixtxlxexdx
(Cost: $132,200, Acquisition Date: 03/05/2024)	6,610	$129,462
(Cost: $6,640, Acquisition Date: 01/15/2025)(d)	343	6,718
Masterworks 334, xLxLxCx-xSxexox-xbxox,x xPxaxrxkx;x xExcxrxixtxuxrxex xNxox.x x2x-x8x0x-x8x1x
(Cost: $252,400, Acquisition Date: 03/05/2024)	12,620	248,461
Masterworks 338, xLxLxCx-xFxoxrxgx,x xGxuxnxtxhxexrx;x x xUxnxtxixtxlxexdx
(Cost: $117,840, Acquisition Date: 03/05/2024)	5,892	146,454
(Cost: $11,902, Acquisition Date: 01/15/2025)(d)	549	13,646
Masterworks 341, xLxLxCx-xWxoxoxlx,x xCxhxrxixsxtxoxpxhxexrx;x x xUxnxtxixtxlxexdx, 1990
(Cost: $1,109,560, Acquisition Date: 04/09/2024)	55,478	1,207,817
Masterworks 348, xLxLxCx-xKxaxtxzx,x xAxlxexxx;x x xRxaxixnxcxoxaxtx xTxrxixpxtxyxcxhx
(Cost: $450,820, Acquisition Date: 03/05/2024)	22,541	488,385
Masterworks 355, xLxLxCx-xHxexlxexnx xFxrxaxnxkxexnxtxhxaxlxexrx,x xDxexgxaxsx xAxtx x4x5x, 1974
(Cost: $487,560, Acquisition Date: 10/29/2024)	24,378	602,351
(Cost: $520, Acquisition Date: 01/15/2025)(d)	26	642
Masterworks 369, xLxLxCx-xBxrxoxwxnx,x xCxexcxixlxyx;x xWxhxaxtx xyxoxux xNxexexdx, 2006
(Cost: $374,600, Acquisition Date: 12/20/2024)	18,730	411,861
Masterworks 371, xLxLxCx-xSxexox-xbxox,x xPxaxrxkx;x x xExcxrxixtxuxrxex xNxox.x x2x-x7x5x
(Cost: $249,660, Acquisition Date: 03/05/2024)	12,483	247,548
(Cost: $180, Acquisition Date: 01/15/2025)(d)	9	178
Masterworks 380, xLxLxCx-xSxixnxgxexrx,x xAxvxexrxyx;x x xUxnxtxixtxlxexdx x(xSxaxtxuxrxdxaxyx xNxixgxhxtx)x x
(Cost: $297,520, Acquisition Date: 03/05/2024)	14,876	309,654
(Cost: $30,215, Acquisition Date: 01/15/2025)(d)	1,597	33,243
Masterworks 386, xLxLxCx-xRxixcxhxtxexrx,x xGxexrxhxaxrxdx;x x xAxbxsxtxrxaxkxtxexsx xBxixlxdx x (x5x5x7x-x3x)x, 1984
(Cost: $638,000, Acquisition Date: 04/30/2024)	31,900	628,357
(Cost: $4,140, Acquisition Date: 01/15/2025)(d)	207	4,077
Masterworks 387, xLxLxCx-xFxoxrxgx,x xGxuxnxtxhxexrx;x x xUxnxtxixtxlxexdx
(Cost: $194,180, Acquisition Date: 03/05/2024)	9,709	168,671

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 388, xLxLxCx-xBxaxsx,x xHxexrxnxaxnx;x x xWxixtxhx xSxtxuxpxixdx
(Cost: $249,660, Acquisition Date: 03/05/2024)	12,483	$172,986
Masterworks 389, xLxLxCx-xUxnxtxixtxlxexdx
(Cost: $152,680, Acquisition Date: 04/02/2024)	7,634	129,986
Masterworks 390, xLxLxCx-xOxwxexnxsx,x xLxaxuxrxax;x x xUxnxtxixtxlxexdx
(Cost: $256,640, Acquisition Date: 03/05/2024)	12,832	251,969
(Cost: $2,480, Acquisition Date: 01/15/2025)(d)	124	2,435
Masterworks 391, xLxLxCx-xPxexyxtxoxnx,x xExlxixzxaxbxextxhx;x x xPxixoxtxrx xUxkxlxaxnxsxkxix
(Cost: $180,420, Acquisition Date: 03/05/2024)	9,021	172,230
Masterworks 393, xLxLxCx-xFxrxaxnxkxexnxtxhxaxlxexrx,x xHxexlxexnx;x x xSxexaxsxpxaxcxex
(Cost: $513,300, Acquisition Date: 03/05/2024)	25,665	514,034
(Cost: $5,891, Acquisition Date: 01/15/2025)(d)	298	5,969
Masterworks 395, xLxLxCx-xFxoxrxgx,x xGxuxnxtxhxexrx;x x xUxnxtxixtxlxexdx
(Cost: $152,680, Acquisition Date: 03/05/2024)	7,634	130,135
Masterworks 396, xLxLxCx-xSxoxuxlxaxgxexsx,x xPxixexrxrxex;x xPxexixnxtxuxrxex x1x8x1x xXx x8x1x xCxmx, 2006
(Cost: $305,120, Acquisition Date: 04/02/2024)	15,256	196,291
Masterworks 398, xLxLxCx-xRxixlxexyx,x xBxrxixdxgxextx;x x xCxlxoxsxex xBxyx
(Cost: $721,220, Acquisition Date: 03/05/2024)	36,061	607,220
(Cost: $3,634, Acquisition Date: 01/15/2025)(d)	203	3,418
Masterworks 399, xLxLxCx-xBxaxsx,x xHxexrxnxaxnx;x x xTxhxex xDxexaxdx xLxixnxex
(Cost: $132,600, Acquisition Date: 03/05/2024)	6,630	101,251
Masterworks 400, LLC-Richter, Gerhard; Abstraktes Bild [819-2]
(Cost: $669,980, Acquisition Date: 03/05/2024)	33,499	479,823
Masterworks 402, xLxLxCx-xNxaxrxax,x xYxoxsxhxixtxoxmxox;x x xUxnxtxixtxlxexdx
(Cost: $214,060, Acquisition Date: 03/05/2024)	10,703	209,627
(Cost: $20,247, Acquisition Date: 01/15/2025)(d)	951	18,626
Masterworks 406, xLxLxCx-xCxoxdxax
(Cost: $343,120, Acquisition Date: 04/02/2024)	17,156	246,763
Masterworks 407, xLxLxCx-xWxoxoxdx,x xJxoxnxaxsx;x x xWxoxoxdx xSxhxexlxfx xWxixtxhx xBxaxlxlx, 2019
(Cost: $638,000, Acquisition Date: 03/26/2024)	31,900	703,705

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.(Continued)
Stone Ridge Funds | Annual Report | July 31, 2025	11

Consolidated Schedule of Investments	as of July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
Art (a) (b) (c) - 96.6% (continued)
Masterworks 410, xLxLxCx-xYxex,x xLxixux;x xTxhxex xExnxdx xOxfx xBxaxrxoxqxuxex
(Cost: $796,940, Acquisition Date: 04/02/2024)	39,847	$699,953
Masterworks 414, xLxLxCx-xBxrxaxdxfxoxrxdx,x xMxaxrxkx;x x xVxaxlxuxex x8x7x, 2009
(Cost: $384,840, Acquisition Date: 04/30/2024)	19,242	372,791
Masterworks 416, xLxLxCx-xGxhxexnxixex,x xAxdxrxixaxnx;x x xTxhxex xLxixdxlxexsxsx xExyxex
(Cost: $235,900, Acquisition Date: 03/05/2024)	11,795	161,711
(Cost: $2,880, Acquisition Date: 01/15/2025)(d)	144	1,974
Masterworks 417, xLxLxCx-xNxaxrxax,x xYxoxsxhxixtxoxmxox;x x xDxoxgx xIxnx xTxhxex xNxixgxhxtx
(Cost: $249,660, Acquisition Date: 03/05/2024)	12,483	244,490
(Cost: $3,020, Acquisition Date: 01/15/2025)(d)	151	2,957

Masterworks 418, xLxLxCx-xBxoxextxtxix,x xAxlxixgxhxixexrxox;x x xIxlx xVxexnxtxixcxixnxqxuxexsxixmxox xGxixoxrxnxox xDxexlx xTxexrxzxox xMxexsxex xDxexlxlxaxnxnxox xMxixlxlxexnxoxvxexcxexnxtxoxoxtxtxaxnx

(Cost: $152,680, Acquisition Date: 03/26/2024)	7,634	168,752
Masterworks 419, xLxLxCx-xHxexnxdxrxixcxkxsx,x xBxaxrxkxlxexyx xLx.x;x x xTxrxixpxlxex xPxoxrxtxrxaxixtx:x xWxoxrxlxdx xCxoxnxqxuxexrxoxrx, 2011
(Cost: $585,020, Acquisition Date: 04/30/2024)	29,251	574,209
(Cost: $5,800, Acquisition Date: 01/15/2025)(d)	290	5,693
Masterworks 426, xLxLxCx-xWxoxoxdx,x xJxoxnxaxsx;x xWxhxixtxex xOxrxcxhxixdx xwxixtxhx xBxlxuxex xLxexaxvxexsx, 2020
(Cost: $180,420, Acquisition Date: 05/28/2024)	9,021	183,415
(Cost: $1,580, Acquisition Date: 01/15/2025)(d)	79	1,606
Masterworks 428, xLxLxCx-xKxuxsxuxmxax,x xYxaxyxoxix;x xIxnxfxixnxixtxyx-xNxextxsx x(xFxKxQxSx)x, 2016
(Cost: $430,080, Acquisition Date: 06/11/2024)	21,504	294,844
Masterworks 434, xLxLxCx-xAxlxixcxex xNxexexlx,x xDxaxvxixdx xMxcxkxexex xAxnxdx xHxixsx xFxixrxsxtx xWxixfxex xJxaxnxex, 1968
(Cost: $402,340, Acquisition Date: 08/28/2024)	20,117	474,663
Masterworks 446, xLxLxCx-xJxexaxnx-xMxixcxhxexlx xBxaxsxqxuxixaxtx,x xUxnxtxixtxlxexdx x(xCxaxvxex xPxaxixnxtxixnxgx)x, 1982
(Cost: $1,386,940, Acquisition Date: 10/29/2024)	69,347	1,614,856
(Cost: $280, Acquisition Date: 01/15/2025)(d)	14	326
TOTAL CLASS A EQUITY SHARES (Cost $106,419,578)		$104,052,380

	SHARES	VALUE
SHORT-TERM INVESTMENTS - 2.2%
Money Market Funds - 2.2%
First American Government Obligations Fund - Class X - 4.23% (e)	1,201,499	$1,201,499
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 4.22% (e)	1,201,499	1,201,499
TOTAL SHORT-TERM INVESTMENTS (Cost $2,402,998)		2,402,998
TOTAL INVESTMENTS (Cost $108,822,576) - 98.8%		$106,455,378
ASSETS IN EXCESS OF OTHER LIABILITIES - 1.2%		1,298,086
TOTAL NET ASSETS- 100.0%		$107,753,464

Percentages are stated as a percent of net assets.
(a)
Security is fair valued by the Adviser Valuation Committee pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $104,052,380, which represented 96.6% of net assets.

(b)	Non-Income producing security.
(c)	Security is illiquid.
(d)	Security may be deemed restricted to resale to institutional investors. The aggregate value of these securities is $4,302,310, which represents 4.0% of net assets.
(e)	Rate shown is the 7-day effective yield.
The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.(Continued)
12	Stone Ridge Funds | Annual Report | July 31, 2025

Consolidated Schedule of Investments	as of July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND

Prepaid Forward Contract (a)

Artwork Contract	Counterparty	Contract Date	Cost	Fair Value
Still, Clyfford; PH-69 (b)	Masterworks, LLC	08/30/2023	$7,292,274	$10,970,753
Condo, George; Autumn in Soho (c)	Masterworks, LLC	03/13/2024	1,880,375	2,842,375
Mitchell, Joan; Blueberry (c)	Masterworks, LLC	06/06/2024	6,351,178	8,374,096
Hockney, David; Almost Like Skiing (c)	Masterworks, LLC	01/22/2025	2,118,411	2,991,226
				$25,178,450

(a)	Security is fair valued by the Adviser and has significant unobservable inputs.
(b)
The forward contract is prepaid by the buyer and may be physically or cash settled. If the contract is to be cash settled, the final settlement price will be based upon sale of the artwork as agreed by the parties. The termination date is the earlier of (i) 100 days from the valuation date of the artwork in November 2026 or May 2027, as selected by the seller, or as otherwise agreed to by the parties, and (ii) two business days following sale of the artwork.

(c)
The forward contract is prepaid by the buyer and may be physically or cash settled. If the contract is to be cash settled, the final settlement price will be based upon sale of the artwork as agreed by the parties. The termination date is the earlier of (i) 100 days from the valuation date of the artwork in November 2027 or May 2028, as selected by the seller, or as otherwise agreed to by the parties, and (ii) two business days following sale of the artwork.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.
Stone Ridge Funds | Annual Report | July 31, 2025	13

Consolidated Statement of Assets and Liabilities	As of July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND
ASSETS:
Investments, at fair value(1)	$ 106,455,378
Prepaid forward contracts, at fair value(2)	25,178,450
Interest receivable	19,933
Other assets	56,763
Total assets	131,710,524
LIABILITIES:
Loans payable (see Note 6)	22,450,000
Payable for fund shares redeemed	1,087,590
Payable to Adviser for advisory fees	131,909
Accrued service fees (see Note 4)	13,914
Payable for Chief Compliance Officer compensation	5,000
Accrued distribution and service fees (see Note 4)	4,617
Payable to Trustees	3,371
Payable to Custodian	1,885
Other accrued expenses and liabilities	258,774
Total liabilities	23,957,060
Total net assets	$107,753,464
NET ASSETS CONSIST OF:
Capital stock	$ 103,553,935
Total distributable earnings	4,199,529
Total net assets	$107,753,464
Net assets	$ 107,753,464
Capital shares outstanding, no par value, unlimited shares authorized	10,291,080
Net asset value, offering and redemption price per share	$10.47
(1)Cost of Investments	$ 108,822,576
(2)Cost of Prepaid Forward Contracts	$17,642,238

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Financial Statements.
14	Stone Ridge Funds | Annual Report | July 31, 2025

Consolidated Statement of Operations	For the Year Ended July 31, 2025

STONE RIDGE ART RISK PREMIUM FUND
INVESTMENT INCOME:
Interest income	$150,280
Total investment income	150,280
EXPENSES
Advisory fees (see Note 4)	1,616,308
Pricing expenses	604,067
Audit and tax related fees	176,590
Legal expenses	150,616
Fund accounting and administration fees	121,033
Chief Compliance Officer compensation	60,000
Service fees (see Note 4)	53,877
Registration expense	37,803
Transfer agency fees and expenses	30,340
Distribution and service fees (see Note 4)	28,670
Trustees fees and expenses	13,325
Custody fees	9,804
Other expenses	66,137
Total expenses before Adviser waiver	2,968,570
Expenses waived by Adviser (see Note 4)	(822,020)
Total net expenses	2,146,550
Net investment loss	(1,996,270)
NET REALIZED AND UNREALIZED LOSS:
Net change in unrealized appreciation (depreciation) on:
Investments	(4,126,239)
Prepaid forward contracts	1,847,190
Net realized and unrealized loss	(2,279,049)
Net decrease in net assets resulting from operations	$ (4,275,319)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Financial Statements.
Stone Ridge Funds | Annual Report | July 31, 2025	15

Consolidated Statement of Changes in Net Assets

	STONE RIDGE ART RISK PREMIUM FUND
	Year Ended July 31, 2025	Year Ended July 31, 2024
OPERATIONS:
Net investment loss	$(1,996,270)	$(1,519,564)
Net realized gain on:
Investments	—	349,058
Increase in payment from affiliates (See Note 11)	—	11,355
Net change in unrealized appreciation (depreciation) on:
Investments	(4,126,239)	1,647,927
Prepaid forward contracts	1,847,190	5,689,022
Net increase (decrease) in net assets resulting from operations	(4,275,319)	6,177,798
DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	—	—
Total distributions	—	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,481,726	25,529,620
Cost of shares redeemed	(4,871,072)	(3,487,001)
Net increase in net assets from capital share transactions	6,610,654	22,042,619
Total increase in net assets	2,335,335	28,220,417
NET ASSETS:
Beginning of year	105,418,129	77,197,712
End of year	$107,753,464	$105,418,129

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Financial Statements.
16	Stone Ridge Funds | Annual Report | July 31, 2025

Consolidated Statement of Cash Flows	For the Year Ended July 31, 2025

Stone Ridge Art Risk Premium Fund
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(4,275,319)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized loss on investments and prepaid forward contracts:	2,279,049
Changes in assets and liabilities:
Interest receivable	15,024
Payable to Custodian	(13,466)
Payable to Trustees	522
Accrued distribution and service fees	136
Accrued service fees	9,433
Payable for Chief Compliance Officer compensation	3
Payable to Adviser for advisory fees	182,534
Other accrued expenses and liabilities	22,562
Other assets	(2,329)
Purchases of investments	(6,901,438)
Purchase of forward contracts	(2,490,214)
Net purchases and sales of short-term investments	1,231,989
Net cash used in operating activities	(9,941,514)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	11,481,726
Payment on shares redeemed	(4,541,142)
Proceeds from loans payable	18,200,000
Paydowns on loans payable	(15,200,000)
Net cash provided by financing activities	9,940,584
Net decrease in cash and restricted cash	(930)
Cash and restricted cash, beginning of year	930
Cash and restricted cash, end of year	$—

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.
Stone Ridge Funds | Annual Report | July 31, 2025	17

Consolidated Financial Highlights	July 31, 2025

	PER SHARE DATA:
	Income (loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
STONE RIDGE ART RISK PREMIUM FUND
Year Ended July 31, 2025	$10.90	(0.20)	(0.23)	(0.43)
Year Ended July 31, 2024	$10.11	(0.18)	0.97(10)	0.79(9)
Period Ended July 31, 2023(1)	$10.00	(0.06)	0.17	0.11

(1)	The Fund commenced operations on March 28, 2023.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund during the year (assuming the reinvestment of all distributions).
(4)	Cumulative total return since inception of March 28, 2023.
(5)	Annualized.
(6)	Not annualized.
(7)	Excludes in-kind transactions.
(8)	Includes tax expenses not covered by the Fund’s expense limitation agreement. See Note 4 in Notes to Consolidated Financial Statements.
(9)	Includes Increase in payments by affiliates of less than $0.01. See Note 11 in Notes to Consolidated Financial Statements.
(10)
Net Realized and Unrealized Gains (Losses) per share has been calculated based on average shares outstanding during the period. $0.74 of the Fund’s Net Realized and Unrealized Gains (Losses) consists of unrealized appreciation associated with securities acquired by the Fund on uniquely favorable terms, which is not expected to be recurring. Excluding this item, Net Realized and Unrealized Gains would have been $0.23,and the total return of the Fund would have been 0.49% for the year ended July 31, 2024.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.
18	Stone Ridge Funds | Annual Report | July 31, 2025

Consolidated Financial Highlights	July 31, 2025

						SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(3)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)	Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/ Recoupment)	Ratio of Net Investment Income (Loss) to Average Net Assets (After Expense Reimbursement/ Recoupment)	Portfolio Turnover Rate

—	—	—	—	$10.47	(3.94)%	$107,753	2.75%	1.99%	(2.61)%	(1.85)%	0.00%
—	—	—	—	$10.90	7.81%(10)	$105,418	4.00%	2.00%	(3.74)%	(1.74)%	2.13%
—	—	—	—	$10.11	1.10%(4)(6)	$77,198	11.20%(5)	2.04%(5)(8)	(10.93)%(5)	(1.77)%(5)	5.16%(6)(7)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.
Stone Ridge Funds | Annual Report | July 31, 2025	19

Notes to Consolidated Financial Statements	July 31, 2025

1. Organization
Stone Ridge Trust VIII (the “Trust”) was organized as a Delaware statutory trust on December 22, 2020 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously-offered, non-diversified closed-end management investment company issuing shares. As of July 31, 2025, the Trust consisted of one series: the Stone Ridge Art Risk Premium Fund (the “Fund”). The Fund was established on July 26, 2022 and commenced operations on March 28, 2023. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.05% fee paid pursuant to the Distribution and Servicing Plan (as discussed below), a 0.05% fee paid pursuant to the Services Agreement (as discussed below), and no repurchase fee. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares.
The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”) subject to approval of the Board of Trustees (the “Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25% of the Fund’s outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. If the repurchase offer is oversubscribed, the Fund may, in its sole discretion, repurchase an additional number of shares not to exceed 2% of the shares outstanding on the repurchase request deadline. Notwithstanding the foregoing, under certain circumstances, the Fund may, in its discretion, accept shares tendered by shareholders who own fewer than 100 shares and tender all of their shares for repurchase in a repurchase offer. In that case, these shares would be accepted before prorating the shares tendered by other shareholders. In addition, if a repurchase offer is oversubscribed, the Fund may offer to repurchase additional shares in an amount determined by the Board that are tendered by an estate (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such shares on a pro rata basis. In addition, if a repurchase offer is oversubscribed as described above, the Fund may also offer to repurchase additional shares in an amount determined by the Board that are tendered by (i) a trust that funds a tax-qualified defined benefit plan that has terminated or that the sponsor or governing body of such plan has voted to terminate or (ii) a limited liability company that is owned by one or more such trusts (the “Defined Benefit Plan Offer”). A “tax-qualified defined benefit plan” means a defined benefit plan that is qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (for example, a corporate defined benefit pension plan or a defined benefit Keogh plan). It does not include, among other things, any defined contribution plan, 401(k) plan or individual retirement account (IRA). If the Defined Benefit Plan Offer is oversubscribed, the Fund will repurchase such shares on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the shares tendered in an Estate Offer or a Defined Benefit Plan Offer. If the Fund repurchases any shares pursuant to an Estate Offer or a Defined Benefit Plan Offer, this will not affect the number of shares that it repurchases from other shareholders in the quarterly repurchase offers. The Fund’s shares are not listed, and the Fund does not currently intend to list its shares for trading, on any national securities exchange. The shares are, therefore, illiquid. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the shares to try to provide liquidity to shareholders, shareholders should consider the shares to be illiquid. There is not expected to be any secondary trading market in the shares.
The Fund’s investment objective is to seek capital appreciation. The Fund pursues its investment objective by investing, primarily in paintings, sculptures or other artistic objects (“Artwork”) from the Post-War and Contemporary collecting periods, as well as other collecting periods, created by artists that have an established track record of public auction sales (typically at least three years of public auction results). The Fund invests in Artwork directly by purchasing Artwork (“Whole Artwork”) or indirectly by investing in special purpose companies that own Artwork. The Fund may invest to a significant extent in Artwork indirectly by investing in special purpose companies sponsored by Masterworks, LLC or an affiliate (“Masterworks”) (a sponsor of an online Artwork investment platform), or other similar platforms, that own Artwork or partial interests in Artwork. The Fund may gain investment exposure to Artwork by purchasing Whole Artwork directly or through forwards or swaps, including prepaid forward contracts.
The consolidated financial statements include the accounts of Stone Ridge Art Risk Premium Sub Fund Ltd and Stone Ridge Art Risk Premium Fund US Holdings LLC (together, the “Subsidiaries”), wholly-owned and controlled subsidiaries of the Fund. The Subsidiaries act as investment vehicles in order to invest in Artwork consistent with the Fund’s investment objectives and policies. As of July 31, 2025, the Subsidiaries’ net assets were $25,178,450, which represented 23.4% of the Stone Ridge Art Risk Premium Fund.
20	Stone Ridge Funds | Annual Report | July 31, 2025

Notes to Consolidated Financial Statements	July 31, 2025

2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services - Investment Companies.
(a) Investment Valuation and Fair Value Measurement. The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established a Valuation Committee (the “Board Valuation Committee”), which has designated Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) to serve as “valuation designee” in accordance with Rule 2a-5 of the 1940 Act and, in that capacity, to bear responsibility for implementing the Valuation Procedures, including performing fair valuation determinations relating to all investments held by the Fund (as needed), subject to the oversight of the Board Valuation Committee and certain reporting and other requirements as described in the Valuation Procedures. A committee consisting of personnel of the Adviser (the “Adviser Valuation Committee”) performs certain functions in implementing the Valuation Procedures, including with respect to the performance of fair valuation determinations.
Generally, the Fund must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by Stone Ridge, then such instruments will be valued as determined in good faith by Stone Ridge.
The Fund generally expects that the Artwork it holds will be fair valued by Stone Ridge in accordance with the Valuation Procedures and with assistance from certain Fund service providers. Listed below is a summary of certain of the methodologies generally used currently to fair value investments in Artwork, the special purpose vehicles that own Artwork or partial interests in Artwork (each, an “Artwork Company”) and the prepaid forward contracts on Artwork held by the Fund under the Valuation Procedures. The Artwork held by the Fund will be fair valued based on some or all the following fair valuation methodologies:
•
Assessment of the acquisition cost of Artwork or Artwork Company investments adjusted by premium or discount factors based on the Adviser’s assessment of economic, environmental conditions or other events that may result in higher or lower prices for Artwork or Artwork Company investments generally.

•	Assessment of recent comparable public and, to the extent verifiable, private sale prices for similar Artwork that is available and reliable and price trend information for comparable Artwork.
•	Assessment of artist-level and art-market segment level pricing information and benchmarks that are available and reliable and price trend information for such specific artist’s works.
•
Assessment of pricing information provided by third-party service providers or valuation agents, including Masterworks or Masterworks Administrative Services, LLC (“Masterworks AS” or “Artwork Administrator”).

•	Assessment of any other available information that the Adviser deems relevant to the valuation of Artwork or Artwork Company investments.
Fair value pricing of Artwork will require subjective determinations about the value of Artwork. Fair values may differ from prices that are used by others for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
The Adviser will generally determine the value of the Artwork Company investment by using the value of the underlying single work of art adjusted for any factors required to convert the value of the artwork asset to the value of the equity security. These factors include but are not limited to the fees charged to the Artwork Company, any secondary market or other transactions for Artwork Company shares, the perceived likelihood of a sale of the Artwork underlying the Artwork Company, the
Stone Ridge Funds | Annual Report | July 31, 2025	21

Notes to Consolidated Financial Statements	July 31, 2025

perceived timing of any such sale, the perceived likelihood of the form of any such sale (i.e., sale at auction versus sale in the private market) and any fees or expenses associated with such form, the perceived future appreciation rate of such Artwork, other market-wide or economic conditions or factors, or other factors deemed relevant by the Adviser. The Advisor will generally determine the value of the prepaid forward contract by using the value of the underlying single work of art adjusted for any fees owed to the counterparty as part of the contract. The Adviser values the underlying Artwork using a sales comparison approach (the “Sales Comparison Approach”), which is an appraisal method that compares the Artwork to a set of artworks with similar characteristics that have recently sold (“comparables” or “comps”) and taking into account certain other factors (art-specific factors, artist-specific factors, market factors and any changes to the condition of the Artwork). The valuation of the Artwork will be carried out by an appraiser upon the sale of a comparable (or if more than 180 days have passed since acquisition of the artwork without a sale of a comparable during such 180 days) and documented in an appraisal report.
The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:
Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;
Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;
Level 3 Inputs: significant unobservable inputs for the asset or liability.
Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.
The table below summarizes assets and liabilities measured at fair value on a recurring basis as of July 31, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Class A Equity Shares	$—	$—	$104,052,380	$104,052,380
Money Market Funds	2,402,998	—	—	2,402,998
Total Investments	$2,402,998	$—	$104,052,380	$106,455,378
Other Financial Instruments
Prepaid Forward Contracts	$—	$—	$25,178,450	$25,178,450
Total	$—	$—	$25,178,450	$25,178,450

22	Stone Ridge Funds | Annual Report | July 31, 2025

Notes to Consolidated Financial Statements	July 31, 2025

Below is a reconciliation that details the activity of securities classified in Level 3 during the year ended July 31, 2025:

	CLASS A EQUITY SHARES	PREPAID FORWARD CONTRACTS
Beginning Balance—July 31, 2024	$101,277,181	$20,841,046
Acquisitions	6,901,438	2,490,214
Dispositions	—	—
Realized gains (losses)	—	—
Return of capital	—	—
Change in unrealized appreciation/(depreciation)	(4,126,239)	1,847,190
Transfers out of Level 3	—	—
Transfers into Level 3	—	—
Ending Balance—July 31, 2025	$104,052,380	$25,178,450

As of July 31, 2025, the change in unrealized appreciation (depreciation) on positions still held by the Fund was $(4,126,239) for Class A Equity Shares and $1,847,190 for Forward Contracts.
The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of July 31, 2025:

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 7/31/25	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE
Class A Equity Shares	Art	$104,052,380	Sales Comparison Approach	N/A	N/A	N/A
Prepaid Forward Contracts	Art	$25,178,450	Sales Comparison Approach	N/A	N/A	N/A

The Artwork underlying each Artwork Company or prepaid forward contract is valued using the Sales Comparison Approach, which is an appraisal method carried out by an independent third-party appraiser that compares the Artwork to a set of comparable artworks. The appraiser selects the comparable artworks by identifying artworks that have similar characteristics to the Artwork in question (e.g., artist, genre, time period, size, date of the work’s creation, medium, series, imagery, technique, color, condition, provenance, exhibition history, prior sales history and any other relevant information); considering the recency of such artworks’ sales data; and considering the reliability of such sales data. The appraiser assigns a value to the Artwork in question based on the similarity of the physical characteristics and condition of the comparable artworks to the Artwork in question; the appraiser’s perceived quality of the comparable relative to the Artwork in question; the date of the comparable work’s most recent sale; and the source of the relevant sales data. The appraiser may also incorporate art-specific factors, artist-specific factors, market factors and/or the physical condition of the Artwork into the fair valuation of the Artwork. The appraisers do not, in any formulaic or mathematical manner, make adjustments to the sales comparable figures, but instead rely on their professional expertise to determine a fair value for the Artwork that is based on the different sales comparable figures, using a qualitative approach. To fair value the Artwork Company investments, the fees and expenses paid to the sponsor of the Artwork Company, as described in the offering documents of each Artwork Company, are subtracted from the fair value of the underlying Artwork and that value is then prorated to reflect the number of shares of the Artwork Company owned by the Fund. The Adviser will additionally adjust the fair value of the underlying Artwork for any other factors required to convert the value of the artwork asset to the value of the equity security. These factors include but are not limited to any secondary market or other transactions for Artwork Company shares, the perceived likelihood of a sale of the Artwork underlying the Artwork Company, the perceived timing of any such sale, the perceived likelihood of the form of any such sale (i.e., sale at auction versus sale in the private market) and any fees or expenses associated with such form, the perceived future appreciation rate of such Artwork, other market-wide or economic conditions or factors, or other factors deemed relevant by the Adviser.
To fair value the prepaid forward, any fees owed to the contract counterparty are subtracted from the fair value of the underlying Artwork.
Stone Ridge Funds | Annual Report | July 31, 2025	23

Notes to Consolidated Financial Statements	July 31, 2025

(b) Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
(c) Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.
(d) Federal Income Taxes. The Fund qualifies and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.
(e) Distributions to Shareholders. The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.
(f) Foreign Securities and Currency Transactions. The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
(g) Market Volatility. The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as military conflicts, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Adviser to invest the Fund’s assets as intended.
(h) Large Shareholder Risk. The risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2025, shareholders affiliated with the Fund and/or Adviser (other than other Stone Ridge Funds) owned 49.0% of total shares of the Fund.
(i) Artwork Investment Risk. A downturn or slowdown in the demand for Artwork generally or Artwork by specific artists caused by adverse economic or environmental conditions or other events may have a greater impact on the value of the Fund’s assets or operating results than if the Fund had invested its assets across more industries or sectors. In addition to general economic conditions that could result in a downturn or slowdown in demand for Artwork, the Fund’s financial results will be impacted by shifts in demand for specific types of Artwork and artists. Such shifts in demand could affect particular segments of the Artwork market (e.g., Post-War or Contemporary Art fall out of favor with collectors and investors) or
24	Stone Ridge Funds | Annual Report | July 31, 2025

Notes to Consolidated Financial Statements	July 31, 2025

particular artists (e.g., information is discovered about a particular artist that causes negative perceptions about that artist and accordingly reduces the demand for Artwork created by that artist). There is no assurance as to the extent Artwork values will improve. A variety of economic and other factors could cause the value of these assets to decline, which could adversely affect the Fund’s financial results.
An investment in Artwork is subject to various risks, any of which could materially impair the value of the Artwork investments held by the Fund.
Investing in Artwork is subject to the following risks:
•
Authenticity. Claims with respect to the authenticity of a work may result from incorrect attribution, uncertain attribution, lack of certification proving the authenticity of the artwork, forgery of a work of art, or falsification of the artist’s signature. The Fund and Artwork Companies generally obtain representations of authenticity from sellers, but these representations may not effectively eliminate the risk.

•
Provenance. Claims related to provenance, or history of ownership, allege that an artwork has an uncertain or false origin. Buyers may also negatively perceive some elements of the prior ownership history. With respect to the Artwork, buyers may negatively perceive the Fund’s ownership or the ownership of Artwork Companies in the Artwork when considering a purchase.

•
Condition. The physical condition of an Artwork over time is dependent on technical aspects of artistic workmanship, including the materials used, the manner and skill of application, handling and storage and other factors.

•
Physical Risks. The Artwork is subject to potential damage, destruction, devastation, vandalism or loss as a result of natural disasters (flood, fire, hurricane), crime, theft, illegal exportation abroad, etc. While the Artwork Companies (with respect to Artwork they hold) will maintain insurance coverage to protect against such risks, such insurance coverage may be inadequate to fully compensate the Fund or an Artwork Company should this risk materialize.

•
Legal Risks. Ownership of the Artwork is prone to a variety of legal challenges, including challenges to title, nationalization, purchase of work of art from unauthorized person, money laundering, violation of legal regulations and restitution issues. Purchasing from major auction houses and reputable galleries can reduce, but not eliminate, these risks.

•
Market Risks. The art market is prone to change due to a variety of factors, including changes in transaction costs, substantial changes in fees, tax law changes, export licenses, changes in legal regulations, changes in attitudes toward art as an investment, changes in tastes, and changes in supply, such as the liquidation of a major collection.

•
Economic Risks. Because the demand for art is largely driven by wealthy individuals, economic events impacting the wealth of such individuals may impact the demand for art and therefore the value of art.

•	Fraud Risk. The art market is prone to change due to abusive practices, including price manipulation, disguised agencies, and lack of transparency.
(j) Liquidity Risk. Artwork Companies in which the Fund invests have limited liquidity, and the Fund cannot make decisions regarding whether to hold or sell Artwork Company Artwork. The Artwork Companies in which the Fund invests are currently illiquid investment vehicles, and the Fund’s ability to sell Artwork Company investments may be limited by various factors, including, for example, legal restrictions on resale, limited secondary market trading volumes (if any), and other factors that limit liquidity and the demand for Artwork Companies. For example, the transfers of interests purchased in Securities and Exchange Commission-qualified Regulation A offerings sponsored by Masterworks or other similar platforms, other than those transfers required by operation of law, are only permitted on a trading platform approved by Masterworks, or other similar platforms, or in privately negotiated transactions approved by the issuer. The Artwork Companies in which the Fund invests are managed by a third-party art management firm and a board of managers that is unaffiliated with the Fund or the Adviser, and that third-party firm has control over decisions with respect to when to continue to hold its Artwork and when to sell such Artwork. The Fund does not have any input into decisions with respect to whether an Artwork Company in which the Fund invests should hold or sell its Artwork. Accordingly, an Artwork Company may determine to continue to hold
Stone Ridge Funds | Annual Report | July 31, 2025	25

Notes to Consolidated Financial Statements	July 31, 2025

Artwork at a time when the Fund or the Adviser believes it should sell such Artwork or may determine to sell Artwork at a time the Fund or the Adviser believes it should continue to hold such Artwork. This inability to make investment decisions with respect to certain Artwork held indirectly by the Fund through Artwork Companies may limit the ability of the Fund to achieve its investment objective or meet the Fund’s liquidity needs.
(k) Focused Investment Risk. The Fund has sourced all its Artwork investments through Masterworks, LLC. Substantial investments with a particular counterparty or in a particular market, industry, asset class or sector make the Fund’s financial results more susceptible to risk and volatility than in a portfolio with more diversified investments.
(l) Restricted Securities. The Fund may invest a substantial portion of its assets in securities that are restricted. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.
(m) New Accounting Pronouncement. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial positions or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Chief Executive Officer of Stone Ridge Asset Management is the CODM of the Fund. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocations are pre-determined in accordance with the Fund’s single investment objective, which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s Consolidated Schedule of Investments, total returns, and changes in net assets from operations, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. Segment assets of the Fund are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the Fund’s investment advisory fee, is listed on the accompanying Consolidated Statement of Operations.
3. Federal Tax Matters
Provisions for federal income taxes or excise taxes have not been made because the Fund intends to be taxed as a RIC and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.
For the fiscal year ended July 31, 2025, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	TOTAL DISTRIBUTABLE EARNINGS/(LOSS)	PAID IN CAPITAL
Art Risk Premium Fund	$1,615,890	$(1,615,890)

These differences relate to net operating losses disallowed for tax purposes and certain tax adjustments due to investment in a controlled foreign corporation.
26	Stone Ridge Funds | Annual Report | July 31, 2025

Notes to Consolidated Financial Statements	July 31, 2025

As of July 31, 2025, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$125,983,515
Unrealized Appreciation	16,352,512
Unrealized Depreciation	(10,702,199)
Net unrealized appreciation (depreciation)	5,650,313
Undistributed ordinary income	—
Undistributed long-term gains/(capital loss carryover)	(305,958)
Distributable earnings	(305,958)
Other temporary differences	(1,144,826)
Total accumulated gain/(loss)	$4,199,529

The difference between books-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to differences in outside basis of property contributed in-kind to the Fund and book to tax differences from flow-through investments.
The tax character of distributions paid during the year ended July 31, 2025 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Art Risk Premium Fund	$—	$—	$—	$—

The tax character of distributions paid during the year ended July 31, 2024 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Art Risk Premium Fund	$—	$—	$—	$—

At July 31, 2025, the Fund had tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
Art Risk Premium Fund	$—	$(305,958)	$(305,958)

As of July 31, 2025, the Fund deferred, on a tax basis, late year ordinary losses of $1,144,826. These losses are deemed to arise on August 1, 2025.
There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended July 31, 2025 or any other tax years which are open for exam. As of July 31, 2025, open tax years include the periods ended July 31, 2023 and 2024. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended July 31, 2025, the Fund did not incur any interest or penalties.
4. Agreements
(a) Investment Management Agreement. The Adviser is the investment adviser of the Fund and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Fund.
As compensation for its services, the Adviser is paid by the Fund a fee, computed daily and paid monthly in arrears at an annual rate of 1.50% of the Fund’s average daily net assets.
Stone Ridge Funds | Annual Report | July 31, 2025	27

Notes to Consolidated Financial Statements	July 31, 2025

Through November 30, 2025, the Adviser agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund (including organizational and offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest payments on borrowed funds, sourcing, administrative or other transactional fees charged by Masterworks or Masterworks AS, commissions, expenses and fees paid in connection with the purchase, insurance, storage, maintenance and sale of Whole Artwork, interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the total annualized expenses, other than Excluded Expenses, to 2.00% of the Fund’s average daily net assets. As of July 31, 2025, the remaining amount of waived fees subject to be recouped in future years are as follows:

	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY JULY 31, 2026)	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY JULY 31, 2027)	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY JULY 31, 2028)
Art Risk Premium Fund	$ 1,877,110	$ 1,748,061	$ 822,020

The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund (including organizational and offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided, that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of the Fund (as defined by 1940 Act) and the consent of the Adviser.
(b) Distribution and Servicing Plan and Services Agreement. Servicing fees and distribution fees may be paid pursuant to a Distribution and Servicing Plan (the “Distribution and Servicing Plan”) adopted by the Fund at the maximum annual rate of 0.05% and servicing fees may be paid pursuant to a Services Agreement (the “Services Agreement”) between the Fund and the Adviser, under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries at an annual rate of 0.05%, in each case, calculated as a percentage of the Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Intermediaries receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or any distribution fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of any servicing fees or distribution fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.
5. Service Providers
(a) Custodian, Administrator, and Transfer Agent. The custodian to the Fund is U.S. Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), an affiliate of U.S. Bank, N.A.
(b) Distributor. Foreside Financial Services, LLC (the “Distributor”) serves as the Fund’s distributor.
(c) Artwork Administrator. The Fund has engaged Masterworks AS to provide certain administrative services relating to the Fund's holdings of Whole Artwork, including assisting with the operational aspects of procuring/selling, storing, insuring, and maintaining Whole Artwork held by the Fund. Neither Masterworks AS nor any of its affiliates will provide advice or recommendations to the Fund regarding the desirability of buying or selling any investments, including Whole Artwork.
28	Stone Ridge Funds | Annual Report | July 31, 2025

Notes to Consolidated Financial Statements	July 31, 2025

6. Related Party Transactions
Certain officers of the Trust are also employees of the Adviser. The officers, with the exception of the Chief Compliance Officer, are not compensated by the Trust. The Trust pays a portion of the Chief Compliance Officer’s salary.
On August 29, 2023, the Fund had a promissory note (the “Note”) with Stone Ridge Ventures LLC, a related party of the Adviser. The Note has a maximum principal amount of the lesser of $40,000,000 or 33% of the value of total assets less total liabilities (not including any senior security representing indebtedness under Section 18 of the Investment Company Act of 1940) of the Fund. During the year ended July 31, 2025, the Fund’s maximum borrowing was $25,950,000 and average borrowing was $21,217,671. This borrowing resulted in interest expense of $0 at a weighted average interest rate of 0%. As of July 31, 2025, the Fund has an outstanding loan balance of $22,450,000. The note matures on August 29, 2026.
7. Investment Transactions
For the year ended July 31, 2025, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $6,901,438 and $0, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the year ended July 31, 2025.
Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.
8. Capital Share Transactions
The Fund’s shares are being offered on a continuous basis at net asset value per share.
As a closed-end interval fund, the Fund will make periodic offers to repurchase shares. Except as permitted by the Fund’s structure, no shareholder will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

ART RISK PREMIUM FUND	YEAR ENDED JULY 31, 2025	YEAR ENDED JULY 31, 2024
Shares sold	1,081,225	2,362,921
Shares issued to holders in reinvestment of dividends	—	—
Shares repurchased	(459,878)	(331,890)
Net increase in shares	621,347	2,031,031
Shares outstanding:
Beginning of year	9,669,733	7,638,702
End of year	10,291,080	9,669,733

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

REPURCHASE REQUEST DEADLINE	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
October 27, 2023	395,714	53,816
January 26, 2024	395,711	123,015
April 26, 2024	425,615	85,613
July, 26 2024	483,487	69,446
October 25, 2024	488,274	122,610
January 24, 2025	527,608	149,079
April 25, 2025	521,411	84,411
July, 25 2025	519,065	103,778

Stone Ridge Funds | Annual Report | July 31, 2025	29

Notes to Consolidated Financial Statements	July 31, 2025

9. Line of Credit
As of February 14, 2024, the Fund had an uncommitted line of credit (the “Line”) with U.S. Bank N.A. The Line is for liquidity in connection with shareholder redemptions and portfolio timing differences. The Line has a maximum withdrawal capacity of the lesser of 5% of the net asset value of the Fund or $15,000,000. The Line has a maturity date of February 11, 2026 and is reviewed annually by the Board of Trustees. During the year ended July 31, 2025, the Fund did not borrow from the Line. As of July 31, 2025, the Fund did not have an outstanding balance.
10. Payment by Affiliates
During the fiscal year ended July 31, 2024, the administrator reimbursed the Fund in the amount of $11,355 for losses related to incorrect expense payments. The reimbursement amount is reflected in the Fund’s Consolidated Statement of Changes in Net Assets as “Increase in payments from affiliates.”
11. Subsequent Events Evaluation
In preparing these consolidated financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the consolidated financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.
30	Stone Ridge Funds | Annual Report | July 31, 2025

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stone Ridge Art Risk Premium Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Stone Ridge Art Risk Premium Fund (the “Fund”) (the sole series constituting Stone Ridge Trust VIII (the “Trust”)), including the consolidated schedule of investments, as of July 31, 2025, and the related consolidated statement of operations and cash flows for the year ended July 31, 2025, the consolidated statements of changes in net assets for each of the two years in the period ended July 31, 2025 and the consolidated financial highlights for each of the two years in the period ended July 31, 2025 and for the period from March 28, 2023 through July 31, 2023, and the related notes to the consolidated financial statements (collectively, the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of July 31, 2025, the consolidated results of their operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period ended July 31, 2025 and the consolidated financial highlights for each of the two years in the period ended July 31, 2025 and for the period from March 28, 2023 through July 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Citrin Cooperman & Company, LLP
We have served as the Fund’s auditor since 2023.
New York, New York
September 29, 2025
Stone Ridge Funds | Annual Report | July 31, 2025	31

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period from February 1, 2025 and held through July 31, 2025.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example For Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Actual(1)	$1,000.00	$984.00	$9.74
Hypothetical (5% annual return before expenses)(1)	$1,000.00	$1,014.98	$9.89

(1)
Expenses paid during the period are equal to the Fund’s annualized six-month expense ratio of 1.98% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

32	Stone Ridge Funds | Annual Report | July 31, 2025

Additional Information (Unaudited)

1. Board Approval of the Investment Management Agreement
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”) of Stone Ridge Trust VIII (the “Trust”), including a majority of the members of the Board who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), voting separately, approve the proposed investment management agreement (the “Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge Art Risk Premium Fund (the “Fund”).
At an in-person meeting held on October 21, 2024, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Agreement between the Adviser and the Trust on behalf of the Fund. Prior to the meeting, the Independent Trustees received a memorandum from independent counsel describing their responsibilities in connection with the approval of the Agreement. In evaluating the Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Agreement.
The Board’s consideration of the Agreement included but was not limited to: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment strategies of the Adviser; (3) the cost of the services to be provided and projected profits and other benefits to be realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale are expected to be realized as the Fund grows and whether fee levels are expected to reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.
In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services to be provided by the Adviser, including managing the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Fund’s investment program in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, proprietary software and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board considered that the Fund’s strategy is novel for a registered fund and received information from the Adviser relating to investment and operational risks attendant with the Fund’s unique investment strategy. The Board also considered other services to be provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Fund and the extent to which such regulatory compliance programs would need to be modified or enhanced to account for the Fund’s investment strategy. The Board also considered the administrative services to be provided by the Adviser to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Agreement and the Adviser’s ability to attract investors for the Fund, including the Adviser’s track record of raising assets in its other existing funds. The Board further considered information provided by the Adviser with respect to the Fund's and the Adviser's use of third-party service providers and the Adviser's oversight of such service providers, noting that the Fund may invest to a significant extent in Artwork indirectly by investing in special purpose companies sponsored by Masterworks, LLC or an affiliate thereof. The Board also considered that the Fund has engaged Masterworks Administrative Services, LLC to provide administrative services relating to the Fund’s direct holdings of artwork, including assisting with the operational aspects of procuring/selling, storing, insuring, and maintaining artwork held directly by the Fund, noting that neither Masterworks Administrative Services, LLC nor any of its affiliates provide advice or recommendations to the Fund regarding the desirability of buying or selling any investments, including artwork. The Board also considered information provided by the Adviser with respect to the custody services provided by U.S. Bank and other third-party service providers, and the Adviser's oversight thereof, including with respect to the custody of direct holdings of artwork in secure warehouse facilities. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the approval of the Agreement.
Stone Ridge Funds | Annual Report | July 31, 2025	33

Additional Information (Unaudited)

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance together with the performance of the Fund’s corresponding indexes for the one-month, three-month, six-month and one-year periods ended August 31, 2024 as well as the Fund’s performance on an annualized basis for the period ended August 31, 2024 since the Fund’s inception. The Board also considered the performance information for the institutional class of third-party managed closed-end funds listed on Morningstar with greater than $50 million in assets and with less than $250 million in assets, regardless of their strategies, as determined by the Adviser in consultation with the Fund’s third-party administrator (the “peer group”). The Board considered the performance information for the peer group that the Adviser believes are the most comparable registered investment funds to the Fund. The Adviser, in consultation with the Fund’s third-party administrator, supplemented this peer group with funds from Morningstar’s institutional share class of US Fund Multistrategy category with greater than $25 million in assets and with less than $500 million in assets. The Board, including the Independent Trustees, concluded that the Fund’s performance in light of all relevant factors supported the renewal of the Agreement.
In considering the cost of services to be provided and the benefits to be realized by the Adviser from its relationship with the Fund, the Board analyzed the fees to be paid under the Agreement, the proposed expense ratio for the Fund and the contractual expense limitation to be undertaken by the Adviser. In considering the appropriateness of the management fee, expense ratio and expense limitation at the Initial Meeting, the Board also compared this data against the corresponding information for the funds in the limited peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser will derive from the Agreement. The Board also noted that the Adviser may receive reputational benefits from its relationship with the Fund. Based on the foregoing information and other factors deemed relevant at the Meetings, the Board, including the Independent Trustees, concluded that the management fee arrangement pursuant to the Agreement was fair and reasonable and that the costs of the services to be provided by the Adviser and the related benefits to the Adviser in respect of its relationship with the Fund supported the approval of the Agreement.
Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels would reflect such economies of scale, such as through breakpoints in the investment management fee or through an expense waiver and/or limitation agreement with the Adviser. The Board noted that, simultaneous with the commencement of the Fund’s operations, SR Art Holdings LLC, an affiliate of Stone Ridge, reorganized into the Fund in accordance with applicable Commission staff no-action guidance, and that SR Art Holdings LLC had a net asset value of approximately $50 million. The Board noted that the Fund would have otherwise initially been limited in size and that the Fund is subject to a contractual expense limitation agreement. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale would be shared with the Fund supported the approval of the Agreement.
Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the approval of the Agreement would be in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Agreement should be continued for a one-year period.
34	Stone Ridge Funds | Annual Report | July 31, 2025

Additional Information (Unaudited)

2. Disclosure Regarding Fund Trustee and Officers
Independent Trustees(1)

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(3)	Other Directorships/ Trusteeships Held by Trustee During the Past 5 Years
Jeffery Ekberg (1965)	Trustee	since inception	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	45	None.
Daniel Charney (1970)	Trustee	since inception	Co-Head of Global Markets, TD Securities (investment bank) and Vice Chair of TD Cowen, a division of TD Securities (financial services firm) since 2023; Co-President, Cowen and Company, Cowen Inc. (financial services firm), 2012-2023	45	None.

Interested Trustee(1)

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(3)	Other Directorships/ Trusteeships Held by Trustee During the Past 5 Years
Ross Stevens(4) (1969)	Trustee, Chairman	since inception	Founder and Chief Executive Officer of Stone Ridge since 2012	45	None

(1)	Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, One Vanderbilt Avenue, 65th Floor, New York, NY 10017.
(2)	Each Trustee serves until resignation or removal from the Board.
(3)	The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust II and Stone Ridge Trust V, other investment companies managed by the Adviser.
(4)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.
Stone Ridge Funds | Annual Report | July 31, 2025	35

Additional Information (Unaudited)

Officers of the Trust

Name (Year of Birth) and Address(1)(2)	Position(s) Held with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since inception	Founder and Chief Executive Officer of the Adviser, since 2012.
Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since inception	General Counsel and Chief Compliance Officer of the Adviser, since 2016.
Maura Keselowsky (1983)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since July 2024	Supervising Fund Controller at the Adviser, since 2022; member of Finance at the Adviser, since 2018.
Anthony Zuco (1975)	Assistant Treasurer	since July 2024	Member of Finance at the Adviser, since 2015; Supervising Fund Controller at the Adviser (2015-2022).
Alexander Nyren (1980)	Assistant Secretary	since inception	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.
Leson Lee (1975)	Assistant Treasurer	since inception	Member of Operations at the Adviser, since 2018.
Domingo Encarnacion (1983)	Assistant Treasurer	since inception	Tax Manager at the Adviser, since 2016.
Stanley Weinberg (1989)	Assistant Treasurer	since 2023	Member of Operations at the Adviser, since 2019.
Daniel Gross (1984)	Assistant Treasurer	since 2023	Member of Operations at the Adviser, since 2019.
Connor O’Neill (1990)	Assistant Treasurer	since April 2024	Member of Operations at the Adviser, since 2020.
Shamil Kotecha (1986)	Assistant Secretary	since October 2024	Member of Legal and Compliance at the Adviser, since 2018.
Jamie Corley (1986)	Assistant Treasurer	since January 2025	Member of Operations at the Adviser, since 2019.

(1)	Each officer’s mailing address is c/o Stone Ridge Asset Management LLC, One Vanderbilt Avenue, 65th Floor, New York, NY 10017.
(2)	Each of the officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each officer is indefinite.
3. Shareholder Notification of Federal Tax Status
For the fiscal period ended July 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:
For the fiscal year ended July 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
Art Risk Premium Fund	0.00%

36	Stone Ridge Funds | Annual Report | July 31, 2025

Additional Information (Unaudited)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended July 31, 2025 was as follows:

PERCENTAGES
Art Risk Premium Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal period ended July 31, 2025 was as follows:

PERCENTAGES
Art Risk Premium Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal period ended July 31, 2025 was as follows:

PERCENTAGES
Art Risk Premium Fund	0.00%

The Fund made no distributions during the fiscal year ended July 31, 2025.
Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification is available with respect to calendar year 2025. Such notification, which reflects the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with shareholders’ year-end tax reporting and made available in February 2026. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.
4. Availability of Quarterly Portfolio Holdings Schedules
The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request, by calling 1.855.609.3680.
5. Proxy Voting Policies and Procedures and Proxy Voting Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.
Stone Ridge Funds | Annual Report | July 31, 2025	37

Investment Adviser
Stone Ridge Asset Management, LLC
One Vanderbilt Avenue, 65th Floor
New York, NY 10017
Independent Registered Public Accounting Firm
Citrin Cooperman & Company, LLP
50 Rockefeller Plaza
New York, NY 10020
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212
Distributor
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Administrator, Transfer Agent and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
This report has been prepared for shareholders and must be preceded or accompanied by an effective prospectus,which includes information regarding the Fund’s investment objectives, risks, experience of its management andother information.

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701
855-609-3680 www.stoneridgefunds.com	WUANNU

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) - (d) The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant. “Audit fees” includes amounts related to an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” covers the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not covered under “audit fees,” including review of the Fund’s prospectus. “Tax fees” covers the professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” covers the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories.

	FYE 7/31/2025	FYE 7/31/2024
(a) Audit Fees	$165,000	$125,000
(b) Audit-Related Fees	$8,000	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$10,000

(e)(1) To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to

various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis.

(e)(2) The percentage of fees billed by Citrin Cooperman & Company, LLP applicable to non-audit services that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 7/31/2025	FYE 7/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant.

Non-Audit Related Fees	FYE 7/31/2025	FYE 7/31/2024
Registrant	$0	$0
Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

STONE RIDGE ASSET MANAGEMENT LLC

Proxy Voting PoliCY

Purpose and General Statement

The purpose of this policy is to set forth the principles and procedures by which the Adviser votes or gives consents with respect to the securities owned by the Clients for which the Adviser exercises voting authority and discretion (the “Votes”). For avoidance of doubt, a Vote includes any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a proxy.1 This policy has been designed to ensure that Votes are voted in the best interests of Clients in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Adviser’s Act.

Policy

In the ordinary course of conducting the Adviser’s activities, the interests of a Client may conflict with the interests of the Adviser, other Clients and/or the Adviser’s affiliates and their clients. Any conflicts of interest relating to the voting of Votes will be addressed in accordance with these policies and procedures.

The guiding principle by which the Adviser votes all Votes is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and any other relevant facts and circumstances the Adviser determines to be appropriate at the time of the Vote.

Voting Procedures and Approach

It is the general policy of the Adviser to vote or give consent on matters presented to security holders in any Vote, and these policies and procedures have been designated with that in mind. However, the Adviser may determine not to vote a proxy or review additional soliciting materials if:

•	the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual Client account or in the aggregate with all Client accounts;
•	the cost of voting the proxy or reviewing additional soliciting materials outweighs the possible benefit to the applicable Client account, including situations where a jurisdiction imposes share blocking restrictions that may affect the ability of the portfolio managers to effect trades in the related security;
•	the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy or review additional soliciting materials; or
•	with respect to securities on loan, the Adviser determines that the benefits to the Client of voting the proxy are outweighed by the benefits to the Client of having the security remain out on loan or the Adviser does not have enough time to call back the loan to vote the proxy.

Adviser personnel are responsible for promptly forwarding all proxy materials, consent or voting requests or notices or materials related to any Vote to the CCO. The CCO shall be responsible for ensuring that each Vote is cast timely and as otherwise required by the terms of such Vote and consistent with the requirements of this policy. The CCO will consult with the relevant investment professional(s) to determine how to proceed. In most cases, the CCO will cast the Vote as recommended by the investment professional(s), unless she concludes that doing so would not be in the Client’s best interests. In addition to the recommendation of the investment professional(s), the CCO may take into account any other information and may consult with others as she deems relevant and appropriate in order to arrive at a decision based on the overriding principle of seeking the maximization of the economic value of the relevant Clients’ holdings.

1 A Vote does not include consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions.

Conflicts of Interest Review

Adviser personnel and, in particular, Employees who provide a recommendation on how a Vote should be cast, are responsible for informing the CCO of all material information relating to any potential conflict of interest in connection with a Vote. If any Employee is pressured or lobbied either from within or outside of the Adviser with respect to any particular voting decision, he or she should contact the CCO. The CCO will use her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with her independent assessment of the best interests of the Clients.

Engagement of Proxy Advisers

Consistent with the Clients’ governing documents and other disclosure documents, unaffiliated third parties may be used to help resolve conflicts or to otherwise assist the Adviser in fulfilling all or part of its voting obligations. In this regard, the Adviser may retain independent fiduciaries, consultants or professionals (collectively, “Proxy Advisers”) to assist with voting decisions and/or to which voting powers may be delegated. In determining whether to engage (and whether to continue to retain) a Proxy Adviser, the CCO will evaluate whether the Proxy Adviser has the capacity and competency to adequately analyze the matters for which the Adviser is responsible for Voting, considering such factors as the CCO deems appropriate, which may include, among other things:

•	the quality of the Proxy Adviser’s staffing and personnel;
•	the technology and information used to form the basis of the Proxy Adviser’s voting recommendations;
•	the processes and methodologies the Proxy Adviser uses in formulating its voting recommendations, including when and how the Proxy Adviser engages with issuers and third parties;
•	the adequacy of the Proxy Adviser’s disclosure of its processes and methodologies; and
•	the Proxy Adviser’s policies for identifying, disclosing and addressing potential conflicts of interest, including conflicts that generally arise from providing proxy voting recommendations, proxy services and related activities.

In the event the Adviser retains a Proxy Adviser, the CCO will be responsible for:

•	conducting ongoing oversight of the Proxy Adviser to ensure the Proxy Adviser continues to vote proxies in the best interest of the Clients;
•	requesting that the Proxy Adviser keep the Adviser apprised of any material changes or conflicts of interest with respect to the Proxy Adviser’s business so the Adviser can determine whether such changes are relevant to an assessment of the Proxy Adviser’s ability to provide its services and how any conflicts of interest are being addressed;
•	confirming that the Proxy Adviser has complied with its obligations by undertaking a periodic sampling of proxy votes; and
•	determining that the Proxy Adviser has the capacity and competency to adequately analyze proxy issues by providing materially accurate information.

Registered Fund Disclosure Requirements

The Registered Funds will include the required disclosure relating to proxy voting in the appropriate filings and will, in accordance with Rule 30b1-4 under the 1940 Act, file with the SEC an annual record of proxies voted by a fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each Registered Fund’s proxy voting record for the most recent twelve-month period ending June 30.

The Registered Funds must also state in their disclosure documents that information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Registered Fund’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a Registered Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the Registered Fund (or financial intermediary through which shares of the Registered Fund may be purchased or sold) receives a request for this information, the Registered Fund (or financial intermediary) must send the information disclosed in the Registered Fund’s most recently filed report on Form N-PX within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a Registered Fund discloses that its proxy voting record is available on or through its website, the Registered Fund must make available free of charge the information disclosed in the Registered Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Fund’s most recently filed report on Form N-PX must remain available on or through the Registered Fund’s website for as long as the Registered Fund remains subject to the requirements of Rule 30b1-4 and discloses that the Registered Fund’s proxy voting record is available on or through its website.

It is the responsibility of Legal and Compliance to ensure that the Registered Funds satisfy the disclosure requirements.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of October 9, 2025.

Dan Fleder, Paul Germain, Jeff Rabin, Li Song and Ross Stevens are the Portfolio Managers of the Fund. Each of the Portfolio Managers has been a Portfolio Manager of the Fund since inception.

Dan Fleder. Dan Fleder, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Germain, Mr. Rabin, Mr. Song and Mr. Stevens. Prior to joining Stone Ridge in 2016, Mr. Fleder was the Chief of Staff of Operations at KCG. Previously, he was the Head of Risk Management at GETCO. Mr. Fleder received his PhD in Operations Research and MS in Statistics from the University of Pennsylvania (Wharton) and BSE in Engineering from the University of Pennsylvania (Engineering School).

Paul Germain. Paul Germain, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Fleder, Mr. Rabin, Mr. Song and Mr. Stevens. Prior to joining Stone Ridge in 2015, Mr. Germain was the Global Head of Prime Services at Credit Suisse, where he worked from 2010 to 2015. Mr. Germain received his MBA from Harvard Business School and his BSE in Management from University of Pennsylvania (Wharton).

Jeff Rabin. Jeff Rabin, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Fleder, Mr. Germain, Mr. Song and Mr. Stevens. Prior to joining Stone Ridge in 2022, Mr. Rabin was co-Founder and Principal and Artvest Partners LLC, where he worked from 2009 to 2021. Mr. Rabin received his BA in Economics from the University of Pennsylvania.

Li Song. Li Song, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Fleder, Mr. Germain, Mr. Rabin and Mr. Stevens. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options, and credit products. Mr. Song received his PhD, M.Phil., and MA in Statistics from Columbia University and his BS in Mathematics at the University of Science and Technology of China.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Fleder, Mr. Germain, Mr. Rabin and Mr. Song. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

(a)(2)

Information is provided as of July 31, 2025.

The table below identifies the number of accounts for which Mr. Fleder, Mr. Germain, Mr. Rabin, Mr. Song and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Dan Fleder	1	$132	0	$0	0	$0
Paul Germain	5	$9,344	18	$6,784	7	$9,803
Jeff Rabin	1	$132	0	$0	0	$0
Li Song	42	$2,228	1	$1,497	0	$0
Ross Stevens	44	$7,874	1	$1,497	0	$0

(1) Includes the Fund.

The table below identifies the number of accounts for which Mr. Fleder, Mr. Germain, Mr. Rabin, Mr. Song and Mr. Stevens and have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Dan Fleder	0	$0	0	$0	0	$0
Paul Germain	0	$0	0	$0	0	$0
Jeff Rabin	0	$0	0	$0	0	$0
Li Song	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Each of the Portfolio Managers is also responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, conflicts of interest arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund. In addition, investors in, or the owners of, certain accounts managed by the Adviser are also investors in the Adviser or its affiliates and/or have indicated an intention to invest additional assets in accounts managed by the Adviser and for which the Adviser will receive a management fee, performance allocation or incentive fee.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time. Because the aforementioned considerations may differ between the Fund and other accounts, the investment activities of the Fund and other accounts may differ considerably from time to time. In addition, the Fund could be disadvantaged because of activities conducted by the Adviser or its affiliates for their other accounts, or by the Adviser or its affiliates for their own accounts, as a result of, among other things, the difficulty of liquidating an investment for more than one account where the market cannot absorb the sale of the combined positions.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them or on behalf of clients that are similar to or different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

Selection of Service Providers. The Adviser or its affiliates may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities or other transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide the Adviser or its affiliates with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, the Adviser or its affiliates have received and may receive loans or other services from service providers to clients. Although such services are negotiated at arm’s length, they pose conflicts of interest to the Adviser or its affiliates in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers, lenders and/or counterparties, the Adviser and its related parties engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund. Certain employees of the Adviser, including certain Portfolio Managers, also have responsibilities relating to the business of one or more related parties. These employees are not restricted in the amount of time that may be allocated to the business activities of the Adviser’s related parties, and the allocation of such employees’ time between the Adviser and its related parties may change over time.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to the Adviser differ among the accounts that it manages. The structure of the Adviser’s management fee differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), which means the Adviser might be motivated to help certain accounts over others. In addition, a Portfolio Manager or the Adviser might be motivated to favor accounts in which such Portfolio Manager has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser to lend preferential treatment to those accounts that could most significantly benefit the Adviser.

Investments in the Fund by the Adviser. The Adviser or its affiliates purchase shares from the Fund from time to time, and may hold a material position in the Fund. The Adviser or its affiliates face conflicting interests in determining whether, when and in what amount to tender shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a signification amount of Fund shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliates) would only be able to have a portion of their shares repurchased. In such a case, the Adviser or its affiliates would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors.

Investments by Adviser or Related Entities. The Adviser, its affiliates and/or related entities have made investments in Artwork for its or their own accounts prior to the commencement of investment operations of the Fund in order to test the investment strategy. The Adviser, its affiliates and/or related entities have made investments, and may make additional investments, in Artwork following commencement of investment operations of the Fund.

Lending or Guarantee Arrangements Involving the Adviser or its Affiliates and Potential Conflicts of Interest. From time to time, the Adviser or an affiliate of the Adviser may lend to the Fund or may guarantee a loan made to the Fund by a third party. Any such loans made directly by the Adviser or an affiliate would be on an unsecured basis with an interest rate at or below the market interest rate charged by third parties, and any guarantees provided by the Adviser or an affiliate would be at no cost to the Fund. While these borrowing arrangements involving the Adviser or an affiliate provide the Fund greater flexibility to borrow on favorable terms for investment purposes or to increase the Fund’s liquidity, such arrangements may present certain potential conflicts of interest with respect to the Adviser’s management of the Fund. For example, in certain situations the Adviser may be motivated to manage the Fund’s investments in a more conservative manner than it otherwise would to avoid the Fund defaulting on its loan, or the Adviser may be motivated to limit the Fund’s borrowings to reduce the Fund’s overall leverage.

Certain Potential Conflicts Relating to Expenses. The allocation of fees and expenses among the Fund and other funds or accounts advised by the Adviser will often require the Adviser to exercise its discretion to select an allocation method it determines to be appropriate in light of the particular facts and circumstances. The Adviser will be subject to conflicts of interest in making such determinations, and there can be no assurance that any allocations (i) will reflect an entity’s pro rata share of such expenses based on the amounts invested (or anticipated to be invested) and/or the market value of the investment held (or anticipated to be held) by each fund advised by the Adviser, or (ii) will be in proportion to the number of participating funds advised by the Adviser or the proportion of time spent on each such fund. Similarly, the determination of whether an expense (for instance, the fees and expenses of service providers who work on Fund-related matters) is appropriately borne by the Fund or the Adviser often cannot be resolved by reference to a pre-existing formula and will require the exercise of discretion, and the Adviser will be subject to conflicts of interest in making such determinations.

(a)(3)

As of July 31, 2025, Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

(a)(4)

As of July 31, 2025, the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Dan Fleder	$10,001 - $50,000
Paul Germain	$1 - $10,000
Jeff Rabin	$50,001 - $100,000
Li Song	$1 - $10,000
Ross Stevens	Over $1,000,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Filed herewith.

(5) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stone Ridge Trust VIII

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date	10/9/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date	10/9/2025

By (Signature and Title)*	/s/ Maura Keselowsky
Maura Keselowsky, Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer

Date	10/9/2025

* Print the name and title of each signing officer under his or her signature.